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                             THE MARQUEE GROUP, INC.


                                CREDIT AGREEMENT


                            Dated as of July 31, 1998


                             BANKBOSTON, N.A., Agent



                           BANCBOSTON SECURITIES INC.,
                          Syndication Agent and Manager




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




                                TABLE OF CONTENTS


                                                                                                               Page

1.       Definitions; Certain Rules of Construction.............................................................. 1
2.       The Credits.............................................................................................21
         2.1.     Revolving Credit...............................................................................21
                  2.1.1.  Revolving Loan.........................................................................21
                  2.1.2.  Maximum Amount of Revolving Credit.....................................................22
                  2.1.3.  Borrowing Requests.....................................................................22
                  2.1.4.  Revolving Notes........................................................................22
         2.2.     English Credit.................................................................................23
                  2.2.1.  English Loan...........................................................................23
                  2.2.2.  Borrowing Requests.....................................................................23
                  2.2.3.  English Notes..........................................................................23
         2.3.     Letters of Credit..............................................................................24
                  2.3.1.  Issuance of Letters of Credit..........................................................24
                  2.3.2.  Requests for Letters of Credit.........................................................24
                  2.3.3.  Form and Expiration of Letters of Credit...............................................24
                  2.3.4.  Lenders' Participation in Letters of Credit............................................25
                  2.3.5.  Reimbursement of Payment...............................................................25
                  2.3.6.  Uniform Customs and Practice...........................................................25
                  2.3.7.  Subrogation............................................................................27
                  2.3.8.  Modification, Consent, etc.............................................................27
         2.4.     Application of Proceeds........................................................................27
                  2.4.1.  Revolving Loan.........................................................................27
                  2.4.2.  English Loan...........................................................................27
                  2.4.3.  Letters of Credit......................................................................27
                  2.4.4.  Specifically Prohibited Applications...................................................27
         2.5.     Nature of Obligations of Lenders to Make Extensions of Credit..................................28
3.       Interest; Eurocurrency Pricing Options; Fees............................................................28
         3.1.     Interest on Revolving Loan.....................................................................28
         3.2.     Interest On English Loan.......................................................................28
         3.3.     Eurocurrency Pricing Options...................................................................29
                  3.3.1.  Election of Eurocurrency Pricing Options...............................................29
                  3.3.2.  Notice to Lenders and Borrowers........................................................30
                  3.3.3.  Selection of Eurocurrency Interest Periods.............................................30
                  3.3.4.  Additional Interest....................................................................30
                  3.3.5.  Violation of Legal Requirements........................................................31
                  3.3.6.  Funding Procedure......................................................................31
          3.4.    Commitment Fees................................................................................32
          3.5.    Letter of Credit Fees..........................................................................32

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


         3.6.     Changes in Circumstances; Yield Protection.....................................................32
                  3.6.1.  Reserve Requirements, etc..............................................................32
                  3.6.2.  Taxes..................................................................................32
                  3.6.3.  Capital Adequacy.......................................................................33
                  3.6.4.  Regulatory Changes.....................................................................33
                  3.6.5.  Compensation Claims....................................................................34
                  3.6.6.  Mitigation.............................................................................34
         3.7.     Computations of Interest and Fees..............................................................34
4.       Payment.................................................................................................34
         4.1.     Payment at Maturity............................................................................34
         4.2.     Contingent Required Prepayments................................................................34
                  4.2.1.  Excess Credit Exposure.................................................................35
                  4.2.2.  Net Asset Sale Proceeds................................................................35
                  4.2.3.  Net Debt Proceeds......................................................................35
                  4.2.4.  Net Equity Proceeds....................................................................35
         4.3.     Voluntary Prepayments..........................................................................35
         4.4.     Letters of Credit..............................................................................36
         4.5.     Reborrowing; Application of Payments, etc......................................................36
                  4.5.1.  Reborrowing............................................................................36
                  4.5.2.  Order of Application...................................................................36
                  4.5.3.  Prepayment Account.....................................................................36
                  4.5.4.  Payments for Lenders...................................................................37
5.       Conditions to Extending Credit..........................................................................37
         5.1.     Conditions on Initial Closing Date.............................................................37
                  5.1.1.  Revolving Notes........................................................................38
                  5.1.2.  Payment of Fees........................................................................38
                  5.1.3.  Legal Opinions.........................................................................38
                  5.1.4.  Guarantee and Security Agreement.......................................................38
                  5.1.5.  Perfection of Security.................................................................38
                  5.1.6.  Cash Flow Statements...................................................................38
                  5.1.7.  Proper Proceedings.....................................................................39
                  5.1.8.  General................................................................................39
         5.2.     Conditions to Each Extension of Credit.........................................................39
                  5.2.1.  Officer's Certificate..................................................................39
                  5.2.2.  Legality, etc..........................................................................39
         5.3.     Conditions on Initial English Closing Date.....................................................39
                  5.3.1.  English Note...........................................................................40
                  5.3.2.  Joinder Agreement......................................................................40
                  5.3.3.  English Guarantee and Security Agreement...............................................40
                  5.3.4.  Legal Opinion..........................................................................40

                                  -ii-
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

                                                                                                               Page


                  5.3.5.  Perfection of Security.................................................................40
                  5.3.6.  Proper Proceedings.....................................................................40
                  5.3.7.  General................................................................................40
6.       General Covenants.......................................................................................41
         6.1.     Taxes and Other Charges; Accounts Payable......................................................41
                  6.1.1.  Taxes and Other Charges................................................................41
                  6.1.2.  Accounts Payable.......................................................................41
         6.2.     Conduct of Business, etc.......................................................................41
                  6.2.1.  Types of Business......................................................................41
                  6.2.2.  Maintenance of Properties..............................................................41
                  6.2.3.  Statutory Compliance...................................................................42
                  6.2.4.  Compliance with Material Agreements....................................................42
         6.3.     Insurance......................................................................................42
                  6.3.1.  Business Interruption Insurance........................................................42
                  6.3.2.  Property Insurance.....................................................................42
                  6.3.3.  Liability Insurance....................................................................43
                  6.3.4.  Key Executive Life Insurance...........................................................43
         6.4.     Financial Statements and Reports...............................................................43
                  6.4.1.  Annual Reports.........................................................................43
                  6.4.2.  Quarterly Reports......................................................................44
                  6.4.3.  Other Reports..........................................................................45
                  6.4.4.  Notice of Litigation, Defaults, etc....................................................45
                  6.4.5.  Other Information......................................................................46
         6.5.     Certain Financial Tests........................................................................46
                  6.5.1.  Consolidated Total Debt to Consolidated EBITDA.........................................46
                  6.5.2.  Consolidated EBITDA to Consolidated Interest Expense...................................46
                  6.5.3.  Consolidated EBITDA to Consolidated Fixed Charges......................................47
         6.6.     Indebtedness...................................................................................47
         6.7.     Guarantees; Letters of Credit..................................................................48
         6.8.     Liens..........................................................................................49
         6.9.     Investments and Acquisitions...................................................................50
         6.10.    Distributions..................................................................................51
         6.11.    Asset Dispositions and Mergers.................................................................52
         6.12.    No Restrictions on Subsidiary Distributions....................................................53
         6.13.    Voluntary Prepayments of Other Indebtedness....................................................53
         6.14.    Derivative Contracts...........................................................................53
         6.15.    Negative Pledge Clauses........................................................................53
         6.16.    ERISA, etc.....................................................................................53
         6.17.    Transactions with Affiliates...................................................................54
         6.18.    Interest Rate Protection.......................................................................54

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

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


7.       Representations and Warranties..........................................................................54
         7.1.     Organization and Business......................................................................54
                  7.1.1.  The Company............................................................................54
                  7.1.2.  Subsidiaries...........................................................................54
                  7.1.3.  Qualification..........................................................................55
                  7.1.4.  Capitalization.........................................................................55
         7.2.     Financial Statements and Other Information; Material Agreements................................55
                  7.2.1.  Financial Statements and Other Information.............................................55
                  7.2.2.  Material Agreements....................................................................56
         7.3.     Agreements Relating to Financing Debt, Investments, etc........................................57
         7.4.     Changes in Condition...........................................................................57
         7.5.     Title to Assets................................................................................57
         7.6.     Operations in Conformity With Law, etc.........................................................58
         7.7.     Litigation.....................................................................................58
         7.8.     Authorization and Enforceability...............................................................58
         7.9.     No Legal Obstacle to Agreements................................................................58
         7.10.    Defaults.......................................................................................59
         7.11.    Licenses, etc..................................................................................59
         7.12.    Tax Returns....................................................................................60
         7.13.    Year 2000 Issues...............................................................................60
         7.14.    Pension Plans..................................................................................60
         7.15.    Government Regulation; Margin Stock............................................................60
                  7.15.1.  Government Regulation.................................................................60
                  7.15.2.  Margin Stock..........................................................................61
         7.16.    Disclosure.....................................................................................61
8.       Defaults................................................................................................61
         8.1.     Events of Default..............................................................................61
                  8.1.1.  Payment................................................................................61
                  8.1.2.  Specified Covenants....................................................................61
                  8.1.3.  Other Covenants........................................................................61
                  8.1.4.  Representations and Warranties.........................................................61
                  8.1.5.  Material Financing Debt Cross Default, etc.............................................62
                  8.1.6.  Ownership; Liquidation; etc............................................................62
                  8.1.7.  Enforceability, etc....................................................................63
                  8.1.8.  Judgments..............................................................................63
                  8.1.9.  ERISA..................................................................................63
                  8.1.10.  Bankruptcy, etc.......................................................................64
         8.2.     Certain Actions Following an Event of Default..................................................64
                  8.2.1.  Terminate Obligation to Extend Credit..................................................64
                  8.2.2.  Specific Performance; Exercise of Rights...............................................64

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

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


                  8.2.3.  Acceleration...........................................................................65
                  8.2.4.  Enforcement of Payment; Credit Security; Setoff........................................65
                  8.2.5.  Cumulative Remedies....................................................................65
         8.3.     Annulment of Defaults..........................................................................65
         8.4.     Waivers........................................................................................66
9.       Expenses; Indemnity.....................................................................................66
         9.1.     Expenses.......................................................................................66
         9.2.     General Indemnity..............................................................................66
         9.3.     Indemnity With Respect to Foreign Currency Transactions........................................67
         9.4.     Indemnity With Respect to Letters of Credit....................................................68
10.      Operations; Agent.......................................................................................68
         10.1.    Interests in Credits...........................................................................68
         10.2.    Agent's Authority to Act, etc..................................................................68
         10.3.    Company to Pay Agent, etc......................................................................68
         10.4.    Lender Operations for Advances, Letters of Credit, etc.........................................69
                  10.4.1.  Advances..............................................................................69
                  10.4.2.  Letters of Credit.....................................................................69
                  10.4.3.  Agent to Allocate Payments, etc.......................................................69
                  10.4.4.  Delinquent Lenders; Nonperforming Lenders.............................................70
         10.5.    Sharing of Payments, etc.......................................................................70
         10.6.    Agent's Resignation............................................................................71
         10.7.    Concerning the Agent...........................................................................71
                  10.7.1.  Action in Good Faith, etc.............................................................71
                  10.7.2.  No Implied Duties, etc................................................................72
                  10.7.3.  Validity, etc.........................................................................72
                  10.7.4.  Compliance............................................................................72
                  10.7.5.  Employment of Agents and Counsel......................................................72
                  10.7.6.  Reliance on Documents and Counsel.....................................................72
                  10.7.7.  Agent's Reimbursement.................................................................73
         10.8.    Rights as a Lender.............................................................................73
         10.9.    Independent Credit Decision....................................................................73
         10.10.   Indemnification................................................................................74
11.      Successors and Assigns; Lender Assignments and Participations...........................................74
         11.1.    Assignments by Lenders.........................................................................74
                  11.1.1.  Assignees and Assignment Procedures...................................................74
                  11.1.2.  Terms of Assignment and Acceptance....................................................75
                  11.1.3.  Register..............................................................................76
                  11.1.4.  Acceptance of Assignment and Assumption...............................................77
                  11.1.5.  Federal Reserve Bank..................................................................77
                  11.1.6.  Further Assurances....................................................................77
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


         11.2.    Credit Participants............................................................................77
         11.3.    Replacement of Lender..........................................................................78
12.      Confidentiality.........................................................................................79
13.      Foreign Lenders.........................................................................................80
14.      Notices.................................................................................................80
15.      Amendments, Consents, Waivers, etc......................................................................81
         15.1.    Lender Consents for Amendments.................................................................81
         15.2.    Course of Dealing; No Implied Waivers..........................................................82
16.      General Provisions......................................................................................83
         16.1.    Defeasance.....................................................................................83
         16.2.    No Strict Construction.........................................................................83
         16.3.    Certain Obligor Acknowledgments................................................................83
         16.4.    Venue; Service of Process; Certain Waivers.....................................................84
         16.5.    WAIVER OF JURY TRIAL...........................................................................84
         16.6.    Interpretation; Governing Law; etc.............................................................85


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



                                    EXHIBITS


1              -  Excluded Purchasers

2.1.4          -  Revolving Note

2.2.3          -  English Note

5.1.4          -  Guarantee and Security Agreement

5.2.1          -  Officer's Certificate

6.4.           -  Compliance Certificate

6.6.16         -  Subordination Terms

6.9.2          -  Foreign Subsidiary Subordination Agreement

7.1            -  Company and its Subsidiaries

7.1.4          -  Options, Warrants, etc.

7.2.2          -  Material Agreements

7.3            -  Financing Debt, Certain Investments, etc.

7.4            -  Changes in Condition

7.6            -  Conduct of Operations

7.7            -  Litigation

7.11           -  Revocation or Termination of Licenses, Franchises, etc.

7.12           -  Taxes

7.14           -  Multiemployer and Defined Benefit Plans

7.15.2         -  Margin Stock

10.1           -  Percentage Interests

11.1.1         -  Assignment and Acceptance

                             THE MARQUEE GROUP, INC.

                                CREDIT AGREEMENT


         This Agreement, dated as of July 31, 1998, is among The Marquee Group, Inc., a Delaware corporation, the Subsidiaries of The Marquee Group, Inc. from time to time party hereto, the Lenders from time to time party hereto and BankBoston, N.A., both in its capacity as a Lender and in its capacity as agent for the Lenders. The parties agree as follows:

         Recitals: Pursuant to this Agreement, the Lenders are extending to the Company a $35,000,000 revolving credit facility, including a $2,000,000 sublimit for Letters of Credit and a sublimit for a revolving loan to be made available to the English Borrower in the amount of (pound)1,600,000. The credit facility matures on July 31, 2001, and begins reducing availability in July, 1999, as more fully set forth herein. This credit facility is guaranteed by the Company and certain of the Company's Subsidiaries and is secured by liens on substantially all the assets (including the stock of certain Subsidiaries) of the Company and certain of its Subsidiaries. The proceeds of borrowings under the credit facility may be used to finance permitted acquisitions and for general corporate purposes as provided herein.

1. Definitions; Certain Rules of Construction. Certain capitalized terms are used in this Agreement and in the other Credit Documents with the specific meanings defined below in this Section 1. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, (g) references to a particular Person include such Person's successors and permitted assigns, to the extent assignment is not prohibited by this Agreement and the other Credit Documents, (h) references to "Dollars" or "$" mean United States Funds and (i) references to "(pound)" mean English pounds sterling, the legal currency of the United Kingdom. References to "the date hereof" mean the date first set forth above.

         1.1. "Accumulated Benefit Obligations" means the actuarial present value of the accumulated benefit obligations under any Plan, calculated in accordance with Statement No. 87 of the Financial Accounting Standards Board.

         1.2. "Affected Lender" is defined in Section 11.3.

         1.3. "Affiliate" means, with respect to the Company (or any other specified Person), any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or such specified Person), and shall include (a) any officer or director or general partner of the Company (or such specified Person) and (b) any Person of which the Company (or such specified Person) or any Affiliate (as defined in clause (a) above) of the Company (or such specified Person) shall, directly or indirectly, beneficially own either (i) at least 10% of the outstanding equity securities having the general power to vote or (ii) at least 10% of all equity interests.

         1.4. "Agent" means BankBoston in its capacity as agent for the Lenders hereunder, as well as its successors and assigns in such capacity pursuant to
Section 10.6.

         1.5. "Agreed Currency" is defined in Section 9.3

         1.6. "Agreement" means this Credit Agreement, as from time to time amended, modified and in effect.

         1.7. "Applicable Margin" means (a) through March 31, 1999, (i) on any day on which the Reference Leverage Ratio is greater than 400%, the highest applicable percentage rate set forth in the table below, and (ii) on any day on which the Reference Leverage Ratio is 400% or less, 2.75% with respect to Eurocurrencies and 1.50% with respect to the Base Rate, and (b) on each day after March 31, 1999, the percentage in the table below set opposite the Reference Leverage Ratio for such date:

                                                        Eurocurrency                          Base Rate
       Reference Leverage Ratio                       Applicable Margin                   Applicable Margin
       ------------------------                       -----------------                   -----------------

       greater than 400%                                    3.00%                               1.75%
       greater than 300% and 400% or less                   2.75%                               1.50%
       greater than 200% and 300% or less                   2.50%                               1.25%
       200% or less                                         2.00%                               0.75%

Changes in the Applicable Margin shall occur on the third Banking Day after quarterly financial statements have been furnished to the Agent in accordance with Sections 6.4.1 or 6.4.2 from time to time. In the event that the financial statements required to be delivered pursuant to Section 6.4.1 or 6.4.2, as applicable, are not delivered when due, then during the period from the third Banking Day after the date such financial statements were due until the date on which they are actually delivered, the Applicable Margin shall be the maximum amount set forth in the table above.

         1.8. "Applicable Rate" means, at any date, the sum of:

                  (a) (i) with respect to each portion of the Loan subject to a Eurocurrency Pricing Option, the sum of the Applicable Margin (which may change during the Eurocurrency Interest Period for such Eurocurrency Pricing Option in accordance with the definition of "Applicable Margin") with respect to Eurocurrencies plus the Eurocurrency Rate with respect to such Eurocurrency Pricing Option;

                           (ii) with respect to each other portion of the Loan,
                  the sum of the Applicable Margin with respect to the Base Rate plus the Base Rate;

         plus (b) an additional 2% per annum effective on the day the Agent provides written notice to the Company or the English Borrower that the interest rates hereunder are increasing as a result of the occurrence and continuance of an Event of Default until the earlier of such time as (i) such Event of Default is no longer continuing or (ii) such Event of Default is deemed no longer to exist, in each case pursuant to
         Section 8.3.

         1.9. "Assignee" is defined in Section 11.1.1.

         1.10. "Assignment and Acceptance" is defined in Section 11.1.1.

         1.11. "BankBoston" means BankBoston, N.A.

         1.12. "Banking Day" means any day other than Saturday, Sunday or a day on which banks in Boston, Massachusetts are authorized or required by law or other governmental action to close and, if such term is used with reference to a Eurocurrency Pricing Option, any day on which dealings are effected in the Eurocurrencies in question by first-class banks in the inter- bank Eurocurrency markets in New York, New York.

         1.13. "Bankruptcy Code" means Title 11 of the United States Code.

         1.14.  "Bankruptcy  Default"  means an Event of Default  referred to in
Section 8.1.10.

         1.15. "Base Rate" means, on any date, the greater of (a) the rate of interest announced by BankBoston at the Boston Office as its Base Rate or (b) the sum of 1/2% plus the Federal Funds Rate.

         1.16. "Borrowers" means each of the Company and the English Borrower.

         1.17. "Boston Office" means the principal banking office of BankBoston in Boston, Massachusetts.

         1.18. "By-laws" means all written by-laws, regulations and all other similar documents relating to the governance or regulation of any Person other than an individual, all as from time to time in effect.

         1.19. "Capital Expenditures" means, for any period, amounts added to the property, plant and equipment or other fixed assets account on the Consolidated balance sheet of the Company and its Subsidiaries in accordance with GAAP, in respect of the acquisition, construction, improvement or replacement of land, buildings, machinery, equipment, leaseholds and any other real or personal property; provided, however, that Capital Expenditures shall not include the purchase price for the acquisition of another Person (or substantially all the assets of another Person) as a going concern permitted by
Section 6.9.

         1.20. "Capitalized Lease" means any lease which is required to be capitalized on the balance sheet of the Company in accordance with GAAP.

         1.21. "Capitalized Lease Obligations" means the amount of the liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases calculated in accordance with GAAP.

         1.22. "Cash Equivalents" means:

                  (a) negotiable certificates of deposit, time deposits (including sweep accounts), demand deposits and bankers' acceptances having a maturity of twelve months or less and issued by any United States financial institution having capital and surplus and undivided profits aggregating at least $100,000,000 and rated at least Prime-1 by Moody's or A-1 by S&P or issued by any Lender;

                  (b) corporate obligations having a maturity of twelve months or less and rated at least Prime-1 by Moody's or A-1 by S&P or issued by any Lender;

                  (c) any direct obligation of the United States of America or any agency or instrumentality thereof, or of any state or municipality thereof, (i) which has a remaining maturity at the time of purchase of not more than one year or which is subject to a repurchase agreement with any Lender (or any other financial institution referred to in clause (a) above) exercisable within one year from the time of purchase and (ii) which, in the case of obligations of any state or municipality, is rated at least Aaa by Moody's or AAA by S&P;

                  (d) any mutual fund or other pooled investment vehicle rated at least Aa by Moody's or AA by S&P which invests principally in obligations described above; and

                  (e) any Investment by a Foreign Subsidiary in its local jurisdiction comparable to the items described above.

         1.23. "Charter" means the articles of organization, certificate of incorporation, statute, constitution, joint venture agreement, partnership agreement, limited liability Company agreement or other charter document of any Person other than an individual, each as from time to time in effect.

         1.24. "Closing Date" means the Initial Closing Date and each other date on which any extension of credit is made pursuant to Sections 2.1, 2.2 or 2.3.

         1.25. "Code" means the federal Internal Revenue Code of 1986.

         1.26. "Commitment" means, with respect to any Lender, such Lender's obligations to extend the respective credits contemplated by Section 2 and its interests in such credits at any time outstanding. The original Commitments are set forth in Exhibit 10.1 and the subsequent Commitments are recorded from time to time in the Register.

         1.27. "Company" means The Marquee Group, Inc., a Delaware corporation.

         1.28. "Computation Covenants" means Sections 6.5, 6.6.7, 6.6.10, 6.6.12, 6.6.14, 6.6.16, 6.6.17, 6.9.5, 6.9.6, 6.10.2, 6.11.3 and 6.16.

         1.29. "Consolidated" and "Consolidating", when used with reference to any term, mean that term as applied to the accounts of the Company and all of its Subsidiaries, or such of its Subsidiaries as may be specified, consolidated or consolidating, as the case may be, in accordance with GAAP and with appropriate deductions for minority interests in Subsidiaries.

         1.30. "Consolidated EBITDA" means, for any period, the total of:

                  (a)  Consolidated Net Income;

         plus     (b) all amounts deducted in computing such Consolidated Net
         Income in respect of:

                           (i) depreciation, amortization and other noncash
                  charges, including deferred compensation (other than reserves),

                           (ii)   Consolidated Interest Expense, and

                           (iii) taxes based upon or measured by net income;

         minus    (c)  all amounts included in Consolidated Net Income in
         respect of deferred income tax benefits;

         plus     (d)  other adjustments for cost-savings and pro forma amounts reasonably satisfactory to the Agent.

         1.31. "Consolidated Fixed Charges" means, for any period, the sum of:

                  (a)  Consolidated Interest Expense,

         plus     (b) the aggregate amount of all mandatory scheduled payments, sinking fund payments and mandatory reductions in loans as a result of mandatory reductions in revolving credit availability, all with respect to Financing Debt of the Company and its Subsidiaries in accordance with GAAP on a Consolidated basis, including payments in the nature of principal under Capitalized Leases, but in no event including contingent prepayments required by Section 4.2,

         plus     (c)  any mandatory dividends paid in cash by the Company or any of its Subsidiaries to third parties,

         plus     (d)  Capital Expenditures.

         1.32. "Consolidated Interest Expense" means, for any period, the total of:

                  (a) the aggregate amount of interest, including commitment fees, payments in the nature of interest under Capitalized Leases and net payments under Interest Rate Protection Agreements, accrued by the Company and its Subsidiaries in accordance with GAAP on a Consolidated basis,

         minus    (b) to the extent otherwise included in clause (a) above,
         upfront, syndication and arranger fees paid on or prior to the Initial Closing Date, the amortization of deferred financing fees and costs, original issue discount relating to Indebtedness and accrued interest on Indebtedness not paid in cash to the extent permitted by the terms, including subordination terms, of such Indebtedness (including PIK Interest),

         plus     (c) actual cash payments with respect to accrued and unpaid interest (including PIK Interest) that has previously reduced Consolidated Interest Expense pursuant to clause (b) above.

         1.33. "Consolidated Net Income" means, for any period, the net income (or loss) of the Company and its Subsidiaries, determined in accordance with GAAP on a Consolidated basis; provided, however, that in the event during such period the Company and its Subsidiaries make an acquisition permitted by Section
6.9 (whether through stock purchase, asset purchase, merger or consolidation), Consolidated Net Income shall include the income (or loss) of such acquired Person (or acquired assets) accrued during such period prior to the date of such acquisition; and provided, further, however, that Consolidated Net Income shall not include:

                  (a) except as provided in the preceding proviso, the income (or loss) of any Person (other than a Subsidiary) in which the Company or any of its Subsidiaries has an ownership interest; provided, however, that Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Company or such Subsidiary in the form of dividends or similar Distributions;

                  (b) all amounts included in computing such net income (or loss) in respect of (i) the write-up of any asset on or after December 31, 1997, or (ii) the retirement of any Indebtedness or equity at less than face value after December 31, 1997;

                  (c)  extraordinary and nonrecurring gains (or losses); and

                  (d) the income of any Subsidiary to the extent the payment of such income in the form of a Distribution or repayment of Indebtedness to the Company or a Wholly Owned Subsidiary is not permitted, whether on account of any Charter or By-law restriction, any agreement, instrument, deed or lease or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Subsidiary.

         Notwithstanding anything to the contrary set forth herein, on any day immediately preceding the day on which the Company and its Subsidiaries make an acquisition permitted by Section 6.9, Consolidated Net Income shall be deemed to include the income (or loss) of such Person to be acquired (or acquired assets).

         1.34. "Consolidated Revenues" means, for any period:

                  (a) the net operating revenues (after reductions for returns, discounts, commissions and bad debt reserves) of the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis,

         minus    (b) any proceeds included in such net operating revenues from the sale, refinancing, condemnation or destruction of any assets (other than in the ordinary course of business or the proceeds of business interruption insurance).

         1.35. "Consolidated Total Debt" means, at any date, all Financing Debt (other than Contingent Acquisition Obligations) of the Company and its Subsidiaries determined on a Consolidated basis.

         1.36. "Contingent Acquisition Obligations" means, as of any date, obligations of the Company and its Subsidiaries to pay earn-out obligations and stock put obligations owing to sellers of businesses acquired by the Company and its Subsidiaries where the amount payable is contingent upon the occurrence of future events (other than the passage of time) or is not presently fixed or ascertainable.

         1.37. "Credit Documents" means:

                  (a) this Agreement, the Revolving Notes, the English Notes, each Letter of Credit, each draft presented or accepted under a Letter of Credit, the Guarantee and Security Agreement, the fee agreement contemplated by Section 5.1.2 and each Interest Rate Protection Agreement provided by a Lender (or an Affiliate of a Lender) to the Company or any of its Subsidiaries, each as from time to time in effect; and

                  (b) any other present or future agreement (including notes) from time to time entered into among the Company or any of its Subsidiaries, on one hand, and the Agent, any Letter of Credit Issuer or all the Lenders, on the other hand, relating to, amending or modifying this Agreement or any other Credit Document referred to above or which is stated to be a Credit Document, each as from time to time in effect.

         1.38. "Credit Obligations" means all present and future liabilities, obligations and Indebtedness of the Borrowers or any of their Subsidiaries owing to the Agent or any Lender (or any Affiliate of a Lender) under or in connection with this Agreement or any other Credit Document, including obligations in respect of principal, interest, reimbursement obligations under Letters of Credit and Interest Rate Protection Agreements provided by a Lender (or an Affiliate of a Lender), commitment fees, Letter of Credit fees amounts provided for in Sections 3.3.4, 3.6 and 9 and other fees, charges, indemnities and expenses from time to time owing hereunder or under any other Credit Document (all whether accruing before or after a Bankruptcy Default and regardless of whether allowed as a claim in bankruptcy or similar proceedings).

         1.39. "Credit Participant" is defined in Section 11.2.

         1.40. "Credit Security" means all assets now or from time to time hereafter in which an Obligor grants a security interest, mortgage or charge (or required so to be subjected pursuant to the Guarantee and Security Agreement or any other Credit Document) to secure the payment or performance of any of the Credit Obligations, including the assets described in section 3.1 of the Guarantee and Security Agreement.

         1.41. "Default" means any Event of Default and any event or condition which with the passage of time or giving of notice, or both, would become an Event of Default, including the filing against the Company, any of its Subsidiaries or any other Obligor of a petition commencing an involuntary case under the Bankruptcy Code.

         1.42. "Delinquency Period" is defined in Section 10.4.4.

         1.43. "Delinquent Lender" is defined in Section 10.4.4.

         1.44. "Delinquent Payment" is defined in Section 10.4.4.

         1.45. "Designated Acquisition" means the acquisition by the Company of each of Cambridge Sports International, Park Associates Limited, Tollin/Robbins/Productions, Halcyon Days Production, Inc., Robbins Entertainment Group, Inc., Tollin/Robbins/Management LLC, Tony Stephens Associates, Ltd. and Alphabet City Sports Records, Inc. and Alphabet City Industries, Inc., provided that the Company shall submit to the Agent, prior to the consummation of each such acquisition, a due diligence report and shall consummate each such acquisition on terms previously submitted in writing to the Agent.

         1.46. "Distribution" means, with respect to the Company:

                  (a) the declaration (other than a declaration made expressly subject to compliance with this Agreement) or payment of any dividend or distribution on or in respect of any shares of any class of capital stock of or other equity interests in the Company (or such specified Person);

                  (b) the purchase, redemption or other retirement of any shares of any class of capital stock of or other equity interest in the Company (or such specified Person) or of options, warrants or other rights for the purchase of such shares, directly, indirectly through a Subsidiary or otherwise;

                  (c) any other general distribution on or in respect of any shares of any class of capital stock of or equity or other beneficial interest in the Company (or such specified Person); and

                  (d) any payment of principal or interest with respect to, or any purchase, redemption or defeasance of, any Financing Debt of the Company (or such specified Person) which by its terms or the terms of any agreement is subordinated to the payment of the Credit Obligations;

provided, however, that the term "Distribution" shall not include (i) dividends payable in perpetual common stock of or other similar equity interests (or equity that does not have cash payment requirements while any Credit Obligations are outstanding) in the Company (or such specified Person) or (ii) payments in the ordinary course of business in respect of (A) reasonable compensation paid to employees, officers and directors, (B) advances and reimbursements to employees for travel expenses, drawing accounts, relocation costs and similar expenditures, or (C) rent paid to, or accounts payable for services rendered or goods sold by, non-Affiliates that own capital stock of or other equity interests in the Company (or such specified Person).

         1.47. "Domestic Subsidiary" means any Subsidiary that is not a Foreign Subsidiary.

         1.48. "English Borrower" means Park Associates Limited, a company organized under the laws of England.

         1.49. "English Loan" is defined in Section 2.2.3.

         1.50. "English Notes" is defined in Section 2.2.3.

         1.51. "Equivalent Amount of United States Funds" means, as of any date, with respect to a particular amount of foreign currency outstanding or to be borrowed or paid at a particular place, an amount of United States Funds which will enable the Lenders or the Agent, as the case may be, to purchase such amount of foreign currency, computed at the Lenders' or the Agent's, as the case may be, spot rate on such date at the place in question; provided, however, that if no rate of exchange exists for effecting such spot purchases, the Equivalent Amount of United States Funds shall mean the amount of United States Funds equivalent to the actual cost to the Lenders or the Agent, as the case may be, of obtaining the foreign currency in the amount and at the place in question on such date.

         1.52. "ERISA" means the federal Employee Retirement Income Security Act of 1974.

         1.53. "ERISA Group Person" means the Company, any of its Subsidiaries and any Person which is a member of the controlled group or under common control with the Company or any of its Subsidiaries within the meaning of section 414 of the Code or section 4001(a)(14) of ERISA.

         1.54. "Eurocurrency" means, with respect to any Lender, deposits of United States Funds or a Foreign Currency (whether traded pursuant to listed exchange rates on a recognized inter-bank market or available only on a spot purchase basis) in a non-United States office or an international banking facility of such Lender.

         1.55. "Eurocurrency Basic Rate" means, for any Eurocurrency Interest Period, the rate of interest at which Eurocurrency deposits in the designated Eurocurrency in an amount comparable to the Percentage Interest of each Lender in the portion of the Loan as to which a Eurocurrency Pricing Option has been elected and which have a term corresponding to such Eurocurrency Interest Period are offered to such Lender by first class banks in the inter-bank Eurocurrency market (or if such Eurocurrency is not available in an inter-bank market, on a spot purchase basis) for delivery in immediately available funds at a Eurocurrency Office on the first day of such Eurocurrency Interest Period as determined by each Lender at approximately 11:00 a.m. (Boston time) two Banking Days prior to the date upon which such Eurocurrency Interest Period is to commence (which determination by each Lender shall, in the absence of demonstrable error, be conclusive) and as furnished promptly thereafter by such Lender to the Agent.

         1.56. "Eurocurrency Interest Period" means any period, selected as provided in Section 3.3.1, of one, two, three or six months, or (subject to availability) nine months, commencing on any Banking Day and ending on the corresponding date in the subsequent calendar month so indicated (or, if such subsequent calendar month has no corresponding date, on the last day of such subsequent calendar month); provided, however, that subject to Section 3.3.3, if any Eurocurrency Interest Period so selected would otherwise begin or end on a date which is not a Banking Day, such Eurocurrency Interest Period shall instead begin or end, as the case may be, on the immediately preceding or succeeding Banking Day as determined by the Lenders in accordance with the then current banking practice in the inter-bank Eurocurrency market with respect to Eurocurrency deposits at the applicable Eurocurrency Office, which determination by the Lenders shall, in the absence of demonstrable error, be conclusive.

         1.57. "Eurocurrency Office" means such non-United States office or international banking facility of any Lender as such Lender may from time to time select.

         1.58. "Eurocurrency Pricing Options" means the options granted pursuant to Section 3.3.1 to have the interest on any portion of the Loan computed on the basis of a Eurocurrency Rate.

         1.59. "Eurocurrency Rate" for any Eurocurrency Interest Period means the rate, rounded upward to the nearest 1/100%, obtained by dividing (a) the Eurocurrency Basic Rate for such Eurocurrency Interest Period by (b) an amount equal to 1 minus the Eurocurrency Reserve Rate; provided, however, that if at any time during such Eurocurrency Interest Period the Eurocurrency Reserve Rate applicable to any outstanding Eurocurrency Pricing Option changes, the Eurocurrency Rate for such Eurocurrency Interest Period shall automatically be adjusted to reflect such change, effective as of the date of such change to the extent required by the Legal Requirement implementing such change.

         1.60. "Eurocurrency Reserve Rate" means the stated maximum rate (expressed as a decimal) of all reserves (including any basic, supplemental, marginal or emergency reserve or any reserve asset), if any, as from time to time in effect, required by any Legal Requirement to be maintained by any Lender, but without duplication, against (a) "Eurocurrency liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System applicable to Eurocurrency Pricing Options, (b) any other category of liabilities that includes Eurocurrency deposits by reference to which the interest rate on portions of the Loan subject to Eurocurrency Pricing Options is determined, (c) the principal amount of or interest on any portion of the Loan subject to a Eurocurrency Pricing Option or (d) any other category of extensions of credit, or other assets, that includes loans subject to a Eurocurrency Pricing Option by a non-United States office of any of the Lenders to United States residents, in each case without the benefits of credits for prorations, exceptions or offsets that may be available to a Lender.

         1.61. "Event of Default" is defined in Section 8.1.

         1.62. "Exchange Act" means the federal Securities Exchange Act of 1934.

         1.63.  "Excluded  Purchaser"  means  each of the  Persons  set forth on
Exhibit 1.

         1.64. "Excluded Subsidiary" means a Subsidiary acquired solely with the proceeds of any debt issued to SFX Entertainment, Inc. or a special purpose Subsidiary formed to acquire the assets of another Person solely with the proceeds of such debt, and in each case which has been specified in writing by the Company to the Agent as an "Excluded Subsidiary."

         1.65. "Federal Funds Rate" means, for any day, the rate equal to the weighted average (rounded upward to the nearest 1/8%) of (a) the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as such weighted average is published for such day (or, if such day is not a Banking Day, for the immediately preceding Banking Day) by the Federal Reserve Bank of New York or (b) if such rate is not so published for such Banking Day, quotations received by the Agent from three federal funds brokers of recognized standing reasonably selected by the Agent. Each determination by the Agent of the Federal Funds Rate shall, in the absence of demonstrable error, be conclusive.

         1.66. "Final Maturity Date" means July 31, 2001.

         1.67. "Financial Officer" of the Company (or other specified Person) means its chief executive officer, chief financial officer, chief operating officer, chairman, president, treasurer, controller or any of its vice presidents whose primary responsibility is for its financial affairs, in each case whose incumbency and signatures have been certified to the Agent by the secretary or other appropriate attesting officer of the Company (or such specified Person).

         1.68. "Financing Debt" means each of the items described in clauses (a) through (f) of the definition of the term "Indebtedness" and, without duplication, any Guarantees of such items.

         1.69. "Foreign Currency" means English pounds sterling, the legal currency of the United Kingdom.

         1.70. "Foreign Subsidiary" means each Subsidiary that is organized under the laws of, and conducting its business primarily in a jurisdiction outside of, the United States of America and that is not domesticated or dually incorporated under the laws of the United States of America or the states thereof.

         1.71. "Funding Liability" means (a) any Eurocurrency deposit which was used (or deemed by Section 3.3.6 to have been used) to fund any portion of the Loan subject to a Eurocurrency Pricing Option, and (b) any portion of the Loan subject to a Eurocurrency Pricing Option funded (or deemed by Section 3.3.6 to have been funded) with the proceeds of any such Eurocurrency deposit.

         1.72. "GAAP" means generally accepted accounting principles as from time to time in effect, including the published statements and interpretations of the United States Financial Accounting Standards Board; provided, however, that (a) for purposes of compliance with Sections 4.2.2, 6 (other than Section 6.4) and the related definitions, "GAAP" means such principles as in effect on December 31, 1997 as applied by the Company and its Subsidiaries in the preparation of the most recent annual statements referred to in Section 7.2.1(a), and consistently followed, without giving effect to any subsequent changes thereto and (b) in the event of a change in generally accepted accounting principles after such date, either the Company or the Required Lenders may request a change in the definition of "GAAP", in which case the parties hereto shall negotiate in good faith with respect to an amendment of this Agreement implementing such change.

         1.73. "Guarantee" means, with respect to the Company (or other specified Person):

                  (a) any guarantee by the Company (or such specified Person) of the payment or performance of, or any contingent obligation by the Company (or such specified Person) in respect of, any Indebtedness or other obligation of any primary obligor;

                  (b) any other arrangement whereby credit is extended to a primary obligor on the basis of any promise or undertaking of the Company (or such specified Person), including any binding and enforceable "comfort letter" or "keep well agreement" written by the Company (or such specified Person), to a creditor or prospective creditor of such primary obligor, to (i) pay the Indebtedness of such primary obligor, (ii) purchase an obligation owed by such primary obligor, (iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof or (iv) maintain the working capital or solvency of such primary obligor;

                  (c) any liability of the Company (or such specified Person), as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership;

                  (d) any liability of the Company (or such specified Person) with respect to the tax liability of others as a member of a group (other than a group consisting solely of the Company and its Subsidiaries) that is consolidated for tax purposes; and

                  (e) obligations, whether contingent or matured, of the Company (or such specified Person) to reimburse a third party with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection Agreements, in each case whether or not any of the foregoing are reflected on the balance sheet of the Company (or such specified Person) or in a footnote thereto; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

         1.74. "Guarantee and Security Agreement" is defined in Section 5.1.4.

         1.75. "Guarantor" means the Company and each of its Subsidiaries party to, or which subsequently becomes party to, the Guarantee and Security Agreement as a Guarantor.

         1.76. "Indebtedness" means all obligations which in accordance with GAAP are required to be classified upon the balance sheet of the Company as liabilities, but in any event including (without duplication):

                  (a) borrowed money;

                  (b) indebtedness evidenced by notes, debentures or similar instruments;

                  (c) Capitalized Lease Obligations;

                  (d) the deferred purchase price of assets, services or securities, including fixed and determinable amounts with respect to related noncompetition, consulting and stock repurchase obligations (other than ordinary trade accounts payable within six months after the incurrence thereof in the ordinary course of business);

                  (e) mandatory redemption or dividend rights on capital stock (or other equity);

                  (f) reimbursement obligations, whether contingent or matured, with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection Agreements (without duplication of other Indebtedness supported or guaranteed thereby);

                  (g) liabilities secured by any Lien existing on property owned or acquired by the Company (or such specified Person), whether or not the liability secured thereby shall have been assumed; and

                  (h) all Guarantees in respect of Indebtedness of others.

         1.77. "Indemnified Party" is defined in Section 9.2.

         1.78. "Initial Closing Date" means July 31, 1998 or such other date prior to August 15, 1998 agreed to by the Company and the Agent as the first Closing Date hereunder.

         1.79. "Initial English Closing Date" means the date prior to the Final Maturity Date agreed to by the English Borrower and the Agent as the first Closing Date under Section 2.2 and on which all the conditions in Section 5.3 are satisfied.

         1.80. "Interest Rate Protection Agreement" means any interest rate swap, interest rate cap, interest rate hedge or other contractual arrangement that converts variable interest rates into fixed interest rates, fixed interest rates into variable interest rates or other similar arrangements.

         1.81. "Investment" means, with respect to the Company (or other specified Person):

                  (a) any share of capital stock, partnership or other equity interest, evidence of Indebtedness or other security issued by any other Person to the Company;

                  (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person;

                  (c)  any Guarantee of the obligations of any other Person;

                  (d) any acquisition of all, or any division or similar operating unit of, the business of any other Person or the assets comprising such business, division or unit; and

                  (e) any other similar investment.

         The investments described in the foregoing clauses (a) through (e) shall be included in the term "Investment" whether they are made or acquired by purchase, exchange, issuance of stock or other securities, merger, reorganization or any other method; provided, however, that the term "Investment" shall not include (i) trade and customer accounts receivable for property leased, goods furnished or services rendered in the ordinary course of business and payable within one year in accordance with customary trade terms,
(ii) deposits, advances or prepayments to suppliers for property leased or licensed, goods furnished and services rendered in the ordinary course of business, (iii) advances to employees for relocation and travel expenses, drawing accounts and similar expenditures, (iv) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due to the Company (or such specified Person) or as security for any such Indebtedness or claim or (v) demand deposits in banks or similar financial institutions.

         In determining the amount of outstanding Investments:

                  (A) the amount of any Investment shall be the cost thereof minus any returns of capital in cash on such Investment (determined in accordance with GAAP without regard to amounts realized as income on such Investment);

                  (B) the amount of any Investment in respect of a purchase described in clause (d) above shall include the amount of any Financing Debt assumed in connection with such purchase or secured by any asset acquired in such purchase (whether or not any Financing Debt is assumed) or for which any Person that becomes a Subsidiary is liable on the date on which the securities of such Person are acquired; and

                  (C) no Investment shall be increased as the result of an increase in the undistributed retained earnings of the Person in which the Investment was made or decreased as a result of an equity interest in the losses of such Person.

         1.82. "Legal Requirement" means any present or future requirement imposed upon any of the Lenders or the Company and its Subsidiaries by any law, statute, rule, regulation, directive, order or decree (or any interpretation thereof by courts or of administrative bodies of competent jurisdiction) of the United States of America, or any jurisdiction in which any Eurocurrency Office is located or any state or political subdivision of any of the foregoing, or by any governmental board, governmental or administrative agency, central bank or monetary authority of the United States of America, any jurisdiction in which any Eurocurrency Office is located or where the Company or its Subsidiaries, as applicable, owns property or conducts its business, or any political subdivision of any of the foregoing. Any such law, statute, rule, regulation, directive, order, decree, guideline or interpretation imposed on any of the Lenders not having the force of law shall be deemed to be a Legal Requirement for purposes of Section 3 if such Lender reasonably believes that compliance therewith is customary commercial practice.

         1.83. "Lender" means each of the Persons listed as lenders on the signature page hereto, including BankBoston in its capacity as a Lender and such other Persons who may from time to time own a Percentage Interest in the Credit Obligations, but the term "Lender" shall not include any Credit Participant.

         1.84. "Lending Officer" means such individuals whom the Agent may designate by notice to the Company from time to time as an officer or employee who may receive telephone requests for extensions of credit under Sections 2.1.3 and 2.2.2.

         1.85. "Letter of Credit" is defined in Section 2.3.1.

         1.86. "Letter of Credit Exposure" means, at any date, the sum of (a) the aggregate face amount of all drafts that may then or thereafter be presented by beneficiaries under all Letters of Credit then outstanding, plus (b) the aggregate face amount of all drafts that the Letter of Credit Issuer has previously accepted under Letters of Credit but has not paid.

         1.87. "Letter of Credit Issuer" means, for any Letter of Credit, BankBoston or, in the event BankBoston does not for any reason issue a requested Letter of Credit, another Lender selected by the Company to issue such Letter of Credit.

         1.88. "Lien" means, with respect to the Company (or any other specified Person):

                  (a) any lien, encumbrance, mortgage, pledge, charge or security interest of any kind upon any property or assets of the Company (or such specified Person), whether now owned or hereafter acquired, or upon the income or profits therefrom;

                  (b) the acquisition of any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a Capitalized Lease); and

                  (c) the sale, assignment, pledge or transfer for security of any accounts or chattel paper of the Company (or such specified Person) with recourse.

         1.89. "Loan" means, collectively, the Revolving Loan and the English Loan.

         1.90. "Margin Stock" means "margin stock" within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

         1.91. "Material Adverse Change" means, since any specified date or from the circumstances existing immediately prior to the happening of any specified event, a material adverse change in (a) the business, assets, financial condition or income of the Company and its Subsidiaries (on a Consolidated basis) or (b) the ability of the Obligors to perform their obligations under the Credit Documents or (c) the rights and remedies of the Agent and the Lenders under the Credit Documents taken as a whole.

         1.92. "Material Agreements" is defined in Section 7.2.2.

         1.93. "Material Financing Debt" means any Financing Debt (other than the Credit Obligations) outstanding in an aggregate amount of principal (whether or not due) and accrued interest exceeding $500,000.

         1.94. "Maximum Amount of Revolving Credit" is defined in Section 2.1.2.

         1.95. "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

         1.96. "Multiemployer Plan" means any Plan that is a "multiemployer plan" as defined in section 4001(a)(3) of ERISA.

         1.97. "Net Asset Sale Proceeds" means the cash proceeds of the sale or disposition of assets (including by way of merger), and the cash proceeds of any insurance payments on account of the destruction or loss of property, by the Company or any of its Subsidiaries after the Initial Closing Date, net of (a) any Indebtedness permitted by Section 6.6.7 (purchase money Indebtedness and Capitalized Leases) secured by assets being sold in such transaction required to be paid from such proceeds, (b) taxes that, as estimated by the Company in good faith, will be required to be paid by the Company or any of its Subsidiaries in cash as a result of, and within 16 months after, such sale or disposition, (c) reasonable reserves for liabilities, escrows and purchase price adjustments resulting from the sale of assets and (d) all reasonable expenses of the Company or any of its Subsidiaries payable in connection with the sale or disposition (including reasonable attorney fees and out-of-pocket expenses); provided, however, that "Net Asset Sale Proceeds" shall not include cash proceeds:

                           (i) of asset sales permitted by Section 6.11.1,

                           (ii) of mergers permitted by Section 6.11.2 or

                           (iii) in an amount not exceeding $750,000 in any
                  fiscal year in the aggregate that will be used to acquire replacement or other assets within 360 days after such sale, disposition, destruction or loss; provided, however, that if any amount in this clause (iii) is not actually used to acquire replacement or other assets within such 360-day period, such amount shall become Net Asset Sale Proceeds.

         1.98. "Net Debt Proceeds" means cash proceeds (net of reasonable out-of-pocket transaction fees and expenses) from the incurrence by the Company or any of its Subsidiaries after the Initial Closing Date of Financing Debt other than Financing Debt permitted by Sections 6.6.1 (the Loan), 6.6.7 (purchase money Indebtedness and Capitalized Leases), 6.6.9 (intercompany Indebtedness) and 6.6.15 (subordinated debt); provided, however, that the term "Net Debt Proceeds" shall not include cash proceeds received from any such Financing Debt incurred for the purpose of acquiring a business, or assets comprising a business (as permitted by Section 6.9.6), or otherwise expanding the business of the Company and its Subsidiaries, all within 180 days after receipt of such cash proceeds, as set forth in a written report furnished to the Agent prior to the receipt of such Net Debt Proceeds, which report shall be reasonably satisfactory to the Agent.

         1.99. "Net Equity Proceeds" means the cash proceeds (net of reasonable out-of-pocket fees and expenses) received by the Company or any of its Subsidiaries in connection with any issuance by the Company or any of its Subsidiaries after the Initial Closing Date of any shares of its capital stock, other equity interests or options, warrants or other purchase rights to acquire such capital stock or other equity interests to, or receipt of a capital contribution from, any Person (other than any Obligors or their officers, employees and directors or any Excluded Purchasers); provided, however, that the term "Net Equity Proceeds" shall not include the cash proceeds received from any such shares of capital stock or other equity interests issued for the purpose of acquiring a business, or assets comprising a business (as permitted by Section 6.9.6), or otherwise expanding the business of the Company and its Subsidiaries, all within 180 days after receipt of such cash proceeds, as set forth in a written report furnished to the Agent prior to the receipt of such Net Equity Proceeds, which report shall be reasonably satisfactory to the Agent.

         1.100. "Nonperforming Lender" is defined in Section 10.4.4.

         1.101. "Notes" means, collectively, the Revolving Notes and the English Notes.

         1.102. "Obligor" means the Borrowers and each Guarantor.

         1.103. "Overdue Reimbursement Rate" means, at any date, the highest Applicable Rate then in effect.

         1.104. "Payment Currency" is defined in Section 9.3

         1.105. "Payment Date" means (a) the last Banking Day of each March, July, September and December, beginning on the first such date after the date hereof and (b) the Final Maturity Date.

         1.106. "PBGC" means the Pension Benefit Guaranty Corporation or any successor entity.

         1.107. "Percentage Interest" means, with respect to any Lender, the Commitment of such Lender with respect to the Loan and Letter of Credit Exposure. For purposes of determining votes or consents by the Lenders, the Percentage Interest of any Lender shall be computed as follows: (a) at all times when no Event of Default under Section 8.1.1 and no Bankruptcy Default exists, the ratio that the respective Commitments of such Lender bears to the total Commitments of all Lenders as from time to time in effect and reflected in the Register, and (b) at all other times, the ratio that the respective amounts of the outstanding Loan and Letter of Credit Exposure owing to such Lender bear to the total outstanding Loan and Letter of Credit Exposure owing to all Lenders.

         1.108. "Performing Lender" is defined in Section 10.4.4.

         1.109. "Person" means any present or future natural person or any corporation, association, partnership, joint venture, limited liability, joint stock or other company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

         1.110. "PIK Interest" means any accrued interest payments on Financing Debt that are made through the issuance of "payment-in-kind" notes or other similar securities (including book-entry accrual with respect to such postponed interest payments), all in accordance with the terms of such Financing Debt; provided, however, that in no event shall PIK Interest include payments made with cash or Cash Equivalents.

         1.111. "Plan" means, at any date, any pension benefit plan subject to Title IV of ERISA maintained, or to which contributions have been made or are required to be made, by any ERISA Group Person within six years prior to such date.

         1.112. "Prepayment Account" is defined in Section 4.5.3.

         1.113. "Reference Leverage Ratio" means, on any date, the ratio of (a) Consolidated Total Debt as of the end of the most recent period of four consecutive fiscal quarters for which financial statements have been furnished to the Lenders in accordance with Sections 6.4.1 and 6.4.2 prior to such date to
(b) Consolidated EBITDA for such period.

         1.114. "Register" is defined in Section 11.1.3.

         1.115. "Related Fund" means, with respect to any Lender that is a fund that invests in senior bank loans, any other fund that invests in senior bank loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         1.116. "Replacement Lender" is defined in Section 11.3.

         1.117. "Required Lenders" means, with respect to any approval, consent, modification, waiver or other action to be taken by the Agent or the Lenders under the Credit Documents which require action by the Required Lenders, such Lenders as own at least two-thirds of the Percentage Interests; provided, however, that with respect to any matters referred to in the proviso to Section 15.1, Required Lenders means such Lenders as own at least the respective portions of the Percentage Interests required by Section 15.1.

         1.118. "Revolving Loan" is defined in Section 2.1.4.

         1.119. "Revolving Notes" is defined in Section 2.1.4.

         1.120. "S&P" means Standard & Poor's, a division of The McGraw Hill Companies, Inc., or any successor thereto.

         1.121. "Securities Act" means the federal Securities Act of 1933.

         1.122. "Subsidiary" means any Person of which the Company (or other specified Person) shall at the time, directly or indirectly through one or more of its Subsidiaries, (a) own at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or (b) hold at least 50% of the partnership, joint venture or similar interests; provided, however, that the term "Subsidiary" shall not include any Excluded Subsidiary.

         1.123. "Syndication Agent" means BancBoston Securities Inc., a Delaware corporation.

         1.124. "Tax" means any present or future tax, levy, duty, impost, withholding or other charges of whatever nature at any time required by any Legal Requirement (a) to be paid by any Lender or (b) to be withheld or deducted from any payment otherwise required hereby to be made to any Lender, in each case on or with respect to its obligations hereunder, the Loan, any payment in respect of the Credit Obligations or any Funding Liability not included in the foregoing; provided, however, that the term "Tax" shall not include taxes imposed upon or measured by the net income of such Lender or franchise taxes that are imposed in lieu of net income taxes; provided, further, however, that the term "Tax" shall include withholding taxes in any event.

         1.125. "Uniform Customs and Practice" is defined in Section 2.3.6.

         1.126. "United States Funds" means such coin or currency of the United States of America as at the time shall be legal tender therein for the payment of public and private debts.

         1.127. "Wholly Owned Subsidiary" means any Subsidiary of which all of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally (other than directors' qualifying shares and, in the case of Foreign Subsidiaries, shares required by Legal Requirements to be held by foreign nationals) is owned by the Company (or other specified Person) directly, or indirectly through one or more Wholly Owned Subsidiaries.

2.       The Credits.

         2.1. Revolving Credit.

                  2.1.1. Revolving Loan. Subject to all the terms and conditions of this Agreement and so long as no Default exists, from time to time on and after the Initial Closing Date and prior to the Final Maturity Date, the Lenders will, severally in accordance with their respective Commitments in the Revolving Loan, make loans to the Company in such amounts as may be requested by the Company in accordance with Section
         2.1.3. The sum of the aggregate principal amount of loans made under this Section 2.1.1 at any one time outstanding plus the English Loan plus the Letter of Credit Exposure shall in no event exceed the Maximum Amount of Revolving Credit. In no event will the principal amount of loans at any one time outstanding made by any Lender pursuant to this
         Section 2.1, together with such Lender's Percentage Interest in the English Loan and in the Letter of Credit Exposure, exceed such Lender's Commitment with respect to the Revolving Loan.

                  2.1.2. Maximum Amount of Revolving Credit. The term "Maximum Amount of Revolving Credit" means, on any date, the lesser of (a) (i) the amount specified opposite such date in the table below:

                       Period                                        Amount
                       ------                                        ------
   Through December 31, 1999                                      $35,000,000
   January 1, 2000 through March 31, 2000                         $31,500,000
   April 1, 2000 through June 30, 2000                            $28,000,000
   July 1, 2000 through September 30, 2000                        $24,500,000
   October 1, 2000 through December 31, 2000                      $21,000,000
   January 1, 2001 through Final Maturity Date                    $17,500,000
   Final Maturity Date                                               Zero

         minus (ii) Net Asset Sale Proceeds described in Section 4.2.2, Net Debt Proceeds described in Section 4.2.3 and Net Equity Proceeds described in Section 4.2.4, or (b) the amount (in an integral multiple of $100,000) to which the amount set forth in clause (a)(i) above shall have been irrevocably reduced from time to time by at least five Banking Days notice from the Company to the Agent. For purposes of computing the Maximum Amount of Revolving Credit and calculating the amount of each loan made pursuant to Sections 2.1 and 2.2, advances in a Foreign Currency shall be deemed to remain at the Equivalent Amount of United States Funds determined by currency exchange rates on the date of such advance until such advance is repaid (on a first advanced, first repaid method of calculation).

                  2.1.3. Borrowing Requests. The Company may from time to time request a loan under Section 2.1.1 by providing to the Agent a notice (which may be given by a telephone call received by a Lending Officer if promptly confirmed in writing). Such notice must be not later than 2:00 p.m. (Boston time) on the first Banking Day (third Banking Day if any portion of such loan will be subject to a Eurocurrency Pricing Option on the requested Closing Date) prior to the requested Closing Date for such loan. The notice must specify (a) the amount of the requested loan, which shall be not less than $500,000 and an integral multiple of $100,000 and (b) the requested Closing Date therefor, which shall be a Banking Day. Upon receipt of such notice, the Agent will promptly inform each other Lender (by telephone or otherwise). Each such loan will be made at the Boston Office by depositing the amount thereof to the general account of the Company with the Agent. In connection with each such loan, the Company shall furnish to the Agent a certificate in substantially the form of Exhibit 5.2.1.

                  2.1.4. Revolving Notes. The aggregate principal amount of the loans outstanding from time to time under this Section 2.1 is referred to as the "Revolving Loan". The Agent shall keep a record of the Revolving Loan and the respective interests of the Lenders therein as part of the Register, which shall evidence the Revolving Loan. The Revolving Loan shall be deemed owed to each Lender having a Commitment therein severally in accordance with such Lender's Percentage Interest therein, and all payments thereon shall be for the account of each Lender in accordance with its Percentage Interest therein. Upon written request of any Lender, the Company's obligations to pay such Lender's Percentage Interest in the Revolving Loan shall be further evidenced by a separate note of the Company in substantially the form of Exhibit
         2.1.4 (the "Revolving Notes"), payable to such Lender in accordance with such Lender's Percentage Interest in the Revolving Loan.

         2.2. English Credit.

                  2.2.1. English Loan. Subject to all the terms and conditions of this Agreement and so long as no Default exists, from time to time on and after the Initial English Closing Date and prior to the Final Maturity Date, the Lenders will, severally in accordance with their respective Commitments in the English Loan, make loans to the English Borrower in the Foreign Currency in such amounts as may be requested by the English Borrower in accordance with Section 2.2.2. The sum of the aggregate principal amount of loans made under this Section 2.2.1 at any one time outstanding shall in no event exceed (pound)1,600,000. In addition, the sum of the Revolving Loan plus the English Loan plus the Letter of Credit Exposure shall in no event exceed the Maximum Amount of Revolving Credit.

                  2.2.2. Borrowing Requests. The English Borrower may from time to time request a loan under Section 2.2.1 by providing to the Agent a notice (which may be given by a telephone call received by a Lending Officer if promptly confirmed in writing). Such notice must be not later than 2:00 p.m. (Boston time) on the third Banking Day prior to the requested Closing Date for such loan. The notice must specify (a) the amount of the requested loan, which shall be not less than $500,000 in an Equivalent Amount of United States Funds (or a similar integral multiple with respect to a Foreign Currency) and an integral multiple of $100,000 in an Equivalent Amount of United States Funds (or a similar integral multiple with respect to a Foreign Currency) and (b) the requested Closing Date therefor, which shall be a Banking Day. Upon receipt of such notice, the Agent will promptly inform each other Lender (by telephone or otherwise). Each such loan will be made by wire transfer as directed by the English Borrower. In connection with each such loan, the English Borrower shall furnish to the Agent a certificate in substantially the form of Exhibit 5.2.1.

                  2.2.3. English Notes. The aggregate principal amount of the loans outstanding from time to time under this Section 2.2 is referred to as the "English Loan". The

         Agent shall keep a record of the English Loan and the respective interests of the Lenders therein as part of the Register, which shall evidence the English Loan. The English Loan shall be deemed owed to each Lender having a Commitment therein severally in accordance with such Lender's Percentage Interest therein, and all payments thereon shall be for the account of each Lender in accordance with its Percentage Interest therein. Upon written request of any Lender, the Company's obligations to pay such Lender's Percentage Interest in the English Loan shall be further evidenced by a separate note of the English Borrower in substantially the form of Exhibit 2.2.3 (the "English Notes"), payable to such Lender in accordance with such Lender's Percentage Interest in the English Loan.

         2.3. Letters of Credit.

                  2.3.1. Issuance of Letters of Credit. Subject to all the terms and conditions of this Agreement and so long as no Default exists, from time to time on and after the Initial Closing Date and prior to the date five Banking Days preceding the Final Maturity Date, the Letter of Credit Issuer will issue for the account of the Company one or more irrevocable standby letters of credit (the "Letters of Credit"). The sum of Letter of Credit Exposure plus the Revolving Loan plus the English Loan shall in no event exceed the Maximum Amount of Revolving Credit. Letter of Credit Exposure shall in no event exceed $2,000,000 in the aggregate.

                  2.3.2. Requests for Letters of Credit. The Company may from time to time request a Letter of Credit to be issued by providing to the Letter of Credit Issuer (and the Agent if the Letter of Credit Issuer is not the Agent) a notice which is actually received not less than five Banking Days (for standby Letters of Credit) and one Banking Day (for documentary Letters of Credit) prior to the requested Closing Date for such Letter of Credit specifying (a) the amount of the requested Letter of Credit, (b) the beneficiary thereof, (c) the requested Closing Date and (d) a summary of the principal terms of the text for such Letter of Credit. Each Letter of Credit will be issued by forwarding it to the Company or to such other Person as directed in writing by the Company. In connection with the issuance of any Letter of Credit, the Company shall furnish to the Letter of Credit Issuer (and the Agent if the Letter of Credit Issuer is not the Agent) a certificate in substantially the form of Exhibit 5.2.1 and any customary application forms required by the Letter of Credit Issuer. In the event of any inconsistency between such application forms and this Agreement, this Agreement shall govern.

                  2.3.3. Form and Expiration of Letters of Credit. Each Letter of Credit issued under this Section 2.3 and each draft accepted or paid under such a Letter of Credit shall be issued, accepted or paid, as the case may be, by the Letter of Credit Issuer at its principal office. No Letter of Credit shall provide for the payment of drafts drawn thereunder, and no draft shall be payable, at a date which is later than the earlier of

         (a) the date 12 months after the date of issuance (which expiration date may be extended at the option of the Letter of Credit Issuer for additional 12-month periods ending prior to the date referred to in clause (b) below) or (b) five Banking Days prior to the Final Maturity Date. Each Letter of Credit and each draft accepted under a Letter of Credit shall be in such form and minimum amount, and shall contain such terms, as the Letter of Credit Issuer and the Company may agree upon at the time such Letter of Credit is issued.

                  2.3.4. Lenders' Participation in Letters of Credit. Upon the issuance of any Letter of Credit, a participation therein, in an amount equal to each Lender's Percentage Interest in the Loan, shall automatically be deemed granted by the Letter of Credit Issuer to each such Lender on the date of such issuance and such Lenders shall automatically be obligated, as set forth in Section 10.4, to reimburse the Letter of Credit Issuer to the extent of their respective Percentage Interests in the Loan for all obligations incurred by the Letter of Credit Issuer to third parties in respect of such Letter of Credit not reimbursed by the Company. The Letter of Credit Issuer will send to each Lender (and the Agent if the Letter of Credit Issuer is not the Agent) a confirmation regarding the participations in Letters of Credit outstanding during such month.

                  2.3.5. Reimbursement of Payment. At such time as a Letter of Credit Issuer makes any payment on a draft properly presented or accepted under a Letter of Credit, the amount of such payment shall be considered a loan under Section 2.1.1 (regardless of whether the conditions set forth in Section 5.2 are satisfied) and part of the Revolving Loan as if the Company had paid in full the amount required with respect to the Letter of Credit by borrowing such amount under
         Section 2.1.1, except as provided below. In the event such amount would cause the Loan to exceed the Maximum Amount of Revolving Credit, the Company will on demand pay to the Agent in immediately available funds the amount of such payment.

                  2.3.6. Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Letter of Credit Issuer (the "Uniform Customs and Practice"), shall be binding on the Company and the Letter of Credit Issuer except to the extent otherwise expressly provided herein, in any Letter of Credit or in any other Credit Document. Anything in the Uniform Customs and Practice to the contrary notwithstanding:

                  (a) Neither the Company nor any beneficiary of any Letter of Credit shall be deemed an agent of any Letter of Credit Issuer.

                  (b) With respect to each Letter of Credit, neither the Letter of Credit Issuer nor its correspondents shall be responsible for or shall have any duty to ascertain (unless the Letter of Credit Issuer or such correspondent is grossly negligent or willful in failing so to ascertain):

                           (i) the genuineness of any signature or the validity,
                  form, sufficiency, accuracy, genuineness or legal effect of any endorsements;

                           (ii) delay in giving, or failure to give, notice of
                  arrival, notice of refusal of documents or of discrepancies in respect of which any Letter of Credit Issuer refuses the documents or any other notice, demand or protest;

                           (iii) the performance by any beneficiary under any
                  Letter of Credit of such beneficiary's obligations to the Company;

                           (iv) inaccuracy in any notice received by the Letter
                  of Credit Issuer; or

                           (v) the validity, sufficiency, genuineness or legal
                  effect of any instrument, draft, certificate or other document required by such Letter of Credit to be presented before payment of a draft if such instrument, draft, certificate or other document appears on its face to comply with the requirements of the Letter of Credit, or the office held by or the authority of any Person signing any of the same.

                  (c) Except insofar as a particular Letter of Credit contains express, contrary instructions, the Letter of Credit Issuer may honor as complying with the terms of any Letter of Credit and with this Agreement any drafts or other documents otherwise in order signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for benefit of creditors, liquidator, receiver or other legal representative of the party authorized under such Letter of Credit to draw or issue such drafts or other documents.

                  (d) The occurrence of any of the events referred to in the Uniform Customs and Practice or in the preceding clauses of this
         Section 2.3.6 shall not affect or prevent the vesting of any of the Letter of Credit Issuer's rights or powers hereunder or the Company's obligation to make reimbursement of amounts paid under any Letter of Credit or any draft accepted thereunder.

                  (e) The Company will promptly examine (i) each Letter of Credit (and any amendments thereof) sent to it by the Letter of Credit Issuer and (ii) all instruments and documents delivered to it from time to time by the Letter of Credit Issuer. The Company will notify the Letter of Credit Issuer of any claim of noncompliance by notice actually received within two Banking Days after receipt of any of the foregoing documents. The Letter of Credit Issuer shall have no obligation or responsibility to send any such Letter of Credit or any such instrument or document to the Company.

                  (f) In the event of any conflict between the provisions of this Agreement and the Uniform Customs and Practice, the provisions of this Agreement shall govern.

                  2.3.7. Subrogation. Upon any payment by a Letter of Credit Issuer under any Letter of Credit and until the reimbursement of such Letter of Credit Issuer by the Company with respect to such payment, the Letter of Credit Issuer shall be entitled to be subrogated to, and to acquire and retain, the rights (if any) which the Person to whom such payment is made may have against the Company, all for the benefit of the Lenders. The Company will take such action as the Letter of Credit Issuer may reasonably request, including requiring the beneficiary of any Letter of Credit to execute such documents as the Letter of Credit Issuer may reasonably request, to assure and confirm to the Letter of Credit Issuer such subrogation and such rights, including the rights, if any, of the beneficiary to whom such payment is made in accounts receivable, inventory and other properties and assets of any Obligor.

                  2.3.8. Modification, Consent, etc. If the Company requests or consents in writing to any modification or extension of any Letter of Credit, or waives in writing any failure of any draft, certificate or other document to comply with the terms of such Letter of Credit, and if the Letter of Credit Issuer consents thereto, the Letter of Credit Issuer shall be entitled to rely on such written request, consent or waiver. This Agreement shall be binding upon the Company with respect to such Letter of Credit as so modified or extended, and with respect to any action taken or omitted by such Letter of Credit Issuer pursuant to any such request, consent or waiver.

         2.4. Application of Proceeds.

                  2.4.1. Revolving Loan. Subject to Section 2.4.4, the Company will apply the proceeds of the Revolving Loan for working capital and other lawful corporate purposes of the Company and its Subsidiaries.

                  2.4.2. English Loan. Subject to Section 2.4.4, the English Borrower will apply the proceeds of the English Loan for working capital and other lawful corporate purposes of the English Borrower.

                  2.4.3. Letters of Credit. Letters of Credit shall be issued only for lawful corporate purposes.

                  2.4.4. Specifically Prohibited Applications. The Borrowers will not, directly or indirectly, apply any part of the proceeds of any extension of credit made pursuant to the Credit Documents to purchase or to carry Margin Stock in a manner that would result in a violation of Regulation U of the Board of Governors of the Federal Reserve System or to any transaction prohibited by the Credit Documents or by Legal Requirements applicable to the Lenders.

         2.5. Nature of Obligations of Lenders to Make Extensions of Credit. The Lenders' obligations to extend credit under this Agreement are several and are not joint or joint and several. If on any Closing Date any Lender shall fail to perform its obligations under this Agreement, Lenders that have not failed to perform their obligations to make the extensions of credit contemplated by
Section 2 may, if any such Lender so desires, assume, in such proportions as such Lenders may agree, the obligations of any Lender who has so failed and the Percentage Interests shall be appropriately adjusted. The provisions of this
Section 2.5 shall not affect the rights of the Company against any Lender failing to perform its obligations hereunder.

3.       Interest; Eurocurrency Pricing Options; Fees.

         3.1. Interest on Revolving Loan. The Revolving Loan shall accrue and bear interest at a rate per annum which shall at all times equal the Applicable Rate. Prior to any stated or accelerated maturity of the Revolving Loan, the Company will, on each Payment Date, pay the accrued and unpaid interest on the portion of the Revolving Loan which was not subject to a Eurocurrency Pricing Option. On the last day of each Eurocurrency Interest Period or on any earlier termination of any Eurocurrency Pricing Option, the Company will pay the accrued and unpaid interest on the portion of the Revolving Loan which was subject to the Eurocurrency Pricing Option which expired or terminated on such date. In the case of any Eurocurrency Interest Period longer than three months, the Company will also pay the accrued and unpaid interest on the portion of the Revolving Loan subject to the Eurocurrency Pricing Option having such Eurocurrency Interest Period at three-month intervals, the first such payment to be made on the last Banking Day of the three-month period which begins on the first day of such Eurocurrency Interest Period. On the stated or any accelerated maturity of the Revolving Loan, the Company will pay all accrued and unpaid interest on the Revolving Loan, including any accrued and unpaid interest on any portion of the Revolving Loan which is subject to a Eurocurrency Pricing Option. All payments of interest hereunder shall be made to the Agent for the account of each Lender in accordance with such Lender's Percentage Interest therein.

         3.2. Interest On English Loan. The English Loan shall accrue and bear interest at a rate per annum which shall at all times equal the Applicable Rate. Prior to any stated or accelerated maturity of the English Loan, the English Borrower will, on the last day of each Eurocurrency Interest Period or on any earlier termination of any Eurocurrency Pricing Option, pay the accrued and unpaid interest on the portion of the English Loan which was subject to the Eurocurrency Pricing Option which expired or terminated on such date. In the case of any Eurocurrency Interest Period longer than three months, the English Borrower will also pay the accrued and unpaid interest on the portion of the English Loan subject to the Eurocurrency Pricing Option having such Eurocurrency Interest Period at three-month intervals, the first such payment to be made on the last Banking Day of the three-month period which begins on the first day of such Eurocurrency Interest Period. On the stated or any accelerated maturity of the English Loan, the English Borrower will pay all accrued and unpaid interest on the English Loan. All payments of interest hereunder shall be made to the Agent for the account of each Lender in accordance with such Lender's Percentage Interest therein.

         3.3. Eurocurrency Pricing Options.

                  3.3.1. Election of Eurocurrency Pricing Options. Subject to all of the terms and conditions hereof and so long as no Default exists, the Company or the English Borrower, as applicable, may from time to time, by irrevocable notice to the Agent actually received by noon (Boston time) not less than three Banking Days prior to the commencement of the Eurocurrency Interest Period selected in such notice, elect to have such portion of the Loan as the Company or the English Borrower, as applicable, may specify in such notice accrue and bear interest during the Eurocurrency Interest Period so selected at the Applicable Rate computed on the basis of the Eurocurrency Rate. In the event the Company or the English Borrower, as applicable, at any time does not elect a Eurocurrency Pricing Option under this Section
         3.3.1 for any portion of the Loan (upon termination of a Eurocurrency Pricing Option or otherwise), then such portion of the Revolving Loan will accrue and bear interest at the Applicable Rate based on the Base Rate and such portion of the English Loan will accrue and bear interest at the Applicable Rate based on the Eurocurrency Rate with a one month Eurocurrency Interest Period. No election of a Eurocurrency Pricing Option shall become effective:

                  (a) if, prior to the commencement of any such Eurocurrency Interest Period, the Agent reasonably determines that (i) the electing or granting of the Eurocurrency Pricing Option in question would violate a Legal Requirement, (ii) Eurocurrency deposits in the applicable currency, in an amount comparable to the amount of the Loan as to which such Eurocurrency Pricing Option has been elected and which have a term corresponding to the proposed Eurocurrency Interest Period are not readily available in the inter-bank Eurocurrency market, (iii) by reason of circumstances affecting the inter- bank Eurocurrency market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the proposed Eurocurrency Interest Period or (iv) if the proposed portion of the Loan is in a Foreign Currency, any change in national or international financial, political or economic conditions or currency exchange rates or exchange or currency controls would, in the good faith opinion of the Agent, make it impracticable for the proposed portion of the Loan to be made in such Foreign Currency; or

                  (b) if the Required Lenders shall have advised the Agent by telephone or otherwise at or prior to noon (Boston time) on the second Banking Day prior to the

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



         commencement of such proposed Eurocurrency Interest Period (and shall have subsequently confirmed in writing) that, after reasonable efforts to determine the availability of such Eurocurrency deposits, the Required Lenders reasonably anticipate that Eurocurrency deposits in the applicable currency, in an amount equal to the Percentage Interest of the Required Lenders in the portion of the Loan as to which such Eurocurrency Pricing Option has been elected and which have a term corresponding to the Eurocurrency Interest Period in question will not be offered in the Eurocurrency market to the Required Lenders at a rate of interest that does not exceed the anticipated Eurocurrency Basic Rate.

                  3.3.2. Notice to Lenders and Borrowers. The Agent will promptly inform each Lender (by telephone or otherwise) of each notice received by it from the Company or the English Borrower, as applicable, pursuant to Section 3.3.1 and of the Eurocurrency Interest Period specified in such notice. Upon determination by the Agent of the Eurocurrency Rate for such Eurocurrency Interest Period or in the event such election shall not become effective, the Agent will promptly notify the Company or the English Borrower, as applicable, and each Lender (by telephone or otherwise) of the Eurocurrency Rate so determined or why such election did not become effective, as the case may be.

                  3.3.3. Selection of Eurocurrency Interest Periods. Eurocurrency Interest Periods shall be selected so that:

                  (a) the minimum portion of the Loan subject to any Eurocurrency Pricing Option shall be $1,000,000 in an Equivalent Amount of United States Funds and an integral multiple of $100,000 in an Equivalent Amount of United States Funds;

                  (b) no more than six Eurocurrency Pricing Options with respect to the Revolving Loan and no more than three Eurocurrency Pricing Options with respect to the English Loan shall be outstanding at any one time; and

                  (c) no Eurocurrency Interest Period shall expire later than the Final Maturity Date.

                  3.3.4. Additional Interest. If any portion of the Loan subject to a Eurocurrency Pricing Option is repaid, or any Eurocurrency Pricing Option is terminated for any reason (including acceleration of maturity), on a date which is prior to the last Banking Day of the Eurocurrency Interest Period applicable to such Eurocurrency Pricing Option, the Company or the English Borrower, as applicable, will pay to the Agent for the account of each Lender in accordance with such Lender's Percentage Interest, in addition to any amounts of interest otherwise payable hereunder, an amount equal to the present value (calculated in accordance with this Section 3.3.4) of interest for the unexpired portion of such Eurocurrency Interest Period on the portion of the Loan so repaid, or as to which a Eurocurrency Pricing Option was so terminated, at a per annum rate equal to the excess, if any, of (a) the Eurocurrency Rate applicable to such Eurocurrency Pricing Option minus (b) the rate of interest obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date approximating the last Banking Day of such Eurocurrency Interest Period. The present value of such additional interest shall be calculated by discounting the amount of such interest for each day in the unexpired portion of such Eurocurrency Interest Period from such day to the date of such repayment or termination at a per annum interest rate equal to the interest rate determined pursuant to clause
         (b) of the preceding sentence, and by adding all such amounts for all such days during such period. The determination by the Agent of such amount of interest shall, in the absence of demonstrable error, be conclusive. For purposes of this Section 3.3.4, if any portion of the Loan which was to have been subject to a Eurocurrency Pricing Option is not outstanding on the first day of the Eurocurrency Interest Period applicable to such Eurocurrency Pricing Option other than for reasons described in Section 3.3.1 or as a result of the failure of any Lender to perform its obligations under Section 2, the Company or the English Borrower, as applicable, shall be deemed to have terminated such Eurocurrency Pricing Option.

                  3.3.5. Violation of Legal Requirements. If any mandatory Legal Requirement shall prevent any Lender from funding or maintaining through the purchase of deposits in the interbank Eurocurrency market any portion of the Loan subject to a Eurocurrency Pricing Option or otherwise from giving effect to such Lender's obligations as contemplated by Section 3.3, (a) the Agent may by notice to the Company or the English Borrower, as applicable, terminate the affected Eurocurrency Pricing Options of the affected Lender, (b) the portion of the Loan subject to such terminated Eurocurrency Pricing Options shall immediately bear interest thereafter at the Applicable Rate computed on the basis of the Base Rate and (c) the Company or the English Borrower, as applicable, shall make any payment required by Section 3.3.4.

                  3.3.6. Funding Procedure. The Lenders may fund any portion of the Loan subject to a Eurocurrency Pricing Option out of any funds available to the Lenders. Regardless of the source of the funds actually used by any of the Lenders to fund any portion of the Loan subject to a Eurocurrency Pricing Option, however, all amounts payable hereunder, including the interest rate applicable to any such portion of the Loan and the amounts payable under Sections 3.3.4 and 3.6, shall be computed as if each Lender had actually funded such Lender's Percentage Interest in such portion of the Loan through the purchase of deposits in such amount of the type by which the Eurocurrency Basic Rate was determined with a maturity the same as the applicable Eurocurrency Interest Period relating thereto and through the transfer of such deposits from an office of the Lender having the same location as the applicable Eurocurrency Office to one of such Lender's offices in the United States of America.

         3.4. Commitment Fees. In consideration of the Lenders' commitments to make the extensions of credit provided for in Sections 2.1 and 2.2, while such commitments are outstanding, the Company will pay to the Agent for the account of the Lenders in accordance with the Lenders' respective Commitments in the Loan, on each Payment Date, quarterly in arrears, an amount equal to interest computed at the rate of 0.375% per annum on the amount by which (a) the daily Maximum Amount of Revolving Credit during the three-month period or portion thereof ending on such Payment Date exceeded (b) the sum of (i) the daily Loan during such period or portion thereof plus (ii) the daily Letter of Credit Exposure during such period or portion thereof.

         3.5. Letter of Credit Fees. The Company will pay to the Agent for the account of each of the Lenders, in accordance with the Lenders' respective Percentage Interests, on each Payment Date, a Letter of Credit fee equal to interest at a rate per annum equal to the Applicable Margin indicated for the Eurocurrency Rate on the average daily Letter of Credit Exposure during the three-month period or portion thereof ending on such Payment Date. The Company will pay to the Letter of Credit Issuer customary service charges and expenses for its services in connection with the Letters of Credit at the times and in the amounts from time to time in effect in accordance with its general rate structure, including reasonable fees and out-of-pocket expenses relating to issuance, amendment, negotiation, cancellation and similar operations.

         3.6.     Changes in Circumstances; Yield Protection.

                  3.6.1. Reserve Requirements, etc. If any Legal Requirement shall (a) impose, modify, increase or deem applicable any applicable insurance assessment, reserve, special deposit or similar requirement against any Funding Liability or the Letters of Credit (which is not already included in the calculation of the Applicable Rate), (b) impose, modify, increase or deem applicable any other requirement or condition with respect to any Funding Liability or the Letters of Credit, or (c) change the basis of taxation of Funding Liabilities or payments in respect of any Letter of Credit (other than changes in the rate of taxes measured by the overall net income of such Lender and applicable franchise taxes) and the effect of any of the foregoing shall be to increase the cost to any Lender of issuing, making, funding or maintaining its respective Percentage Interest in any portion of the Loan subject to a Eurocurrency Pricing Option or any Letter of Credit or to require such Lender to make any payment or forego any amounts otherwise payable to such Lender under this Agreement (other than any Tax or any reserves that are included in computing the Eurocurrency Reserve Rate), then such Lender may claim compensation from the Company under Section 3.6.5.

                  3.6.2. Taxes. All payments of the Credit Obligations shall be made without set-off or counterclaim and free and clear of any deductions, including deductions for Taxes, unless the Company is required by law to make such deductions. If (a) any

         Lender shall be subject to any withholding or other Tax with respect to any payment of the Credit Obligations or its obligations hereunder or
         (b) the Company shall be required to withhold or deduct any Tax on any payment on the Credit Obligations, then such Lender may claim compensation from the Company under Section 3.6.5 to the extent such Lender is then in compliance with any applicable requirements of
         Section 13. Whenever Taxes must be withheld by the Company with respect to any payments of the Credit Obligations, the Company shall promptly furnish to the Agent for the account of the applicable Lender official receipts (to the extent that the relevant governmental authority delivers such receipts) evidencing payment of any such Taxes so withheld. If the Company fails to pay any such Taxes when due or fails to remit to the Agent for the account of the applicable Lender the required receipts evidencing payment of any such Taxes so withheld or deducted, the Company shall indemnify the affected Lender for any incremental Taxes and interest or penalties that may become payable by such Lender as a result of any such failure. In the event any Lender receives a refund of any Taxes for which it has received payment from the Company under this Section 3.6.2, such Lender shall promptly pay the amount of such refund to the Company, together with any interest thereon actually earned by such Lender.

                  3.6.3. Capital Adequacy. If any Lender shall determine that compliance by such Lender with any Legal Requirement regarding capital adequacy of banks or bank holding companies has or would have the effect of reducing the rate of return on the capital of such Lender and its Affiliates as a consequence of such Lender's commitment to make the extensions of credit contemplated hereby, or such Lender's maintenance of the extensions of credit contemplated hereby, to a level below that which such Lender could have achieved but for such compliance (taking into consideration the policies of such Lender and its Affiliates with respect to capital adequacy immediately before such compliance) by an amount reasonably deemed by such Lender to be material, then such Lender may claim compensation from the Company under Section 3.6.5.

                  3.6.4. Regulatory Changes. If any Lender shall determine that
         (a) any change in any Legal Requirement (including any new Legal Requirement) after the date hereof shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Lender with respect to the Loan or the Letters of Credit or the return to be earned by such Lender on the Loan or the Letters of Credit, (ii) impose a cost on such Lender or any Affiliate of such Lender that is attributable to the making or maintaining of, or such Lender's commitment to make, its portion of the Loan or the Letters of Credit, or (iii) require such Lender or any Affiliate of such Lender to make any payment on, or calculated by reference to, the gross amount of any amount received by such Lender under any Credit Document (other than Taxes or income or franchise taxes), and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the Applicable Rate or the Letter of Credit fees, then such Lender may claim compensation from the Company under Section 3.6.5.

                  3.6.5. Compensation Claims. Within 30 days after the receipt by the Company of a certificate from any Lender setting forth why it is claiming compensation under this Section 3.6 and computations (in reasonable detail) of the amount thereof, the Company shall pay to such Lender such additional amounts as such Lender sets forth in such certificate as sufficient fully to compensate it on account of the foregoing provisions of this Section 3.6, together with interest on such amount from the 30th day after receipt of such certificate until payment in full thereof at the Overdue Reimbursement Rate. The determination by such Lender of the amount to be paid to it and the basis for computation thereof hereunder shall be conclusive so long as
         (a) such determination is made in good faith, (b) no demonstrable error appears therein and (c) the Lender uses reasonable averaging and attribution methods. The Company shall be entitled to replace any such Lender in accordance with Section 11.3.

                  3.6.6. Mitigation. Each Lender shall take such commercially reasonable steps as it may determine are not disadvantageous to it, including changing lending offices to the extent feasible, in order to reduce amounts otherwise payable by the Company to such Lender pursuant to Sections 3.3.4 and 3.6 or to make Eurocurrency Pricing Options available under Sections 3.3.1 and 3.3.5. In addition, the Company shall not be responsible for costs (a) under Section 3.6 arising more than 90 days prior to receipt by the Company of the certificate from the affected Lender pursuant to such Section 3.6 or (b) under Section
         3.3.4 arising from the termination of Eurocurrency Pricing Options more than 90 days prior to the demand by the Agent for payment under Section 3.3.4.

         3.7. Computations of Interest and Fees. For purposes of this Agreement, interest, commitment fees and Letter of Credit fees (and any other amount expressed as interest or such fees) shall be computed on the basis of a 365/366-day year; provided, however, that interest on any portion of the Loan subject to a Eurocurrency Pricing Option shall be computed on the basis of a 360-day year for actual days elapsed. If any payment required by this Agreement becomes due on any day that is not a Banking Day, such payment shall, except as otherwise provided in the definition of "Eurocurrency Interest Period", be made on the next succeeding Banking Day. If the due date for any payment of principal is extended as a result of the immediately preceding sentence, interest shall be payable for the time during which payment is extended at the Applicable Rate.

4.       Payment.

         4.1. Payment at Maturity. On the Final Maturity Date or any accelerated maturity of the Loan in accordance with Section 8, the Company or the English Borrower, as applicable, will pay to the Agent an amount equal to the Loan then due, together with all accrued and unpaid interest and fees with respect thereto and all other Credit Obligations then outstanding.

         4.2. Contingent Required Prepayments.

                  4.2.1. Excess Credit Exposure. If at any time the Revolving Loan exceeds the limits set forth in Section 2.1, the Company shall within one Banking Day pay the amount of such excess to the Agent as a prepayment of the Revolving Loan. If at any time the English Loan exceeds the limits set forth in Section 2.2, the English Borrower shall within one Banking Day pay the amount of such excess to the Agent as a prepayment of the English Loan. If at any time the Letter of Credit Exposure exceeds the limits set forth in Section 2.3, the Company shall within one Banking Day pay the amount of such excess to the Agent to be applied as provided in Section 4.4.

                  4.2.2. Net Asset Sale Proceeds. Upon receipt of Net Asset Sale Proceeds by the Company or any of its Subsidiaries, the Borrowers shall within three Banking Days pay to the Agent as a prepayment of the Loan to be applied as provided in Section 4.5.2 the lesser of (a) the amount of such Net Asset Sale Proceeds or (b) the amount of the Loan.

                  4.2.3. Net Debt Proceeds. Upon receipt of Net Debt Proceeds by the Company or any of its Subsidiaries, the Borrowers shall within one Banking Day pay to the Agent as a prepayment of the Loan to be applied as provided in Section 4.5.2 the lesser of (a) the amount of such Net Debt Proceeds or (b) the amount of the Loan.

                  4.2.4. Net Equity Proceeds. Upon receipt of Net Equity Proceeds by the Company or any of its Subsidiaries, the Borrowers shall within one Banking Day pay to the Agent as a prepayment of the Loan to be applied as provided in Section 4.5.2 the lesser of (a) the amount of such Net Equity Proceeds or (b) the amount of the Loan.

         4.3. Voluntary Prepayments. In addition to the prepayments required by
Section 4.2, (a) the Company may from time to time prepay all or any portion of the Revolving Loan (in a minimum amount of $500,000 and an integral multiple of $100,000, or such lesser amount as is then outstanding), without premium or penalty of any type (except as provided in Section 3.3.4 with respect to the early termination of Eurocurrency Pricing Options), and (b) the English Borrower may from time to time prepay all or any portion of the English Loan (in a minimum amount of $500,000 in an Equivalent Amount of United States Funds (or a similar integral multiple with respect to a Foreign Currency) and an integral multiple of $100,000 in an Equivalent Amount of United States Funds (or a similar integral multiple with respect to a Foreign Currency), or such lesser amount as is then outstanding), without premium or penalty of any type (except as provided in Section 3.3.4 with respect to the early termination of Eurocurrency Pricing Options). The Company shall give the Agent at least one Banking Day prior notice of its intention to prepay the Revolving Loan under this Section 4.3, specifying the date of payment and the total amount of the Revolving Loan to be paid on such date. The English Borrower shall give the Agent at least one Banking Day prior notice of its intention to prepay the English Loan under this Section 4.3, specifying the date of payment and the total amount of the English Loan to be paid on such date.

         4.4. Letters of Credit. If on the Final Maturity Date or any accelerated maturity of the Credit Obligations in accordance with Section 8 the Lenders shall be obligated in respect of a Letter of Credit or a draft accepted under a Letter of Credit, the Company will either:

                  (a) prepay such obligation by depositing cash with the Agent, or

                  (b) deliver to the Agent a standby letter of credit (designating the Letter of Credit Issuer as beneficiary and issued by a bank and on terms reasonably acceptable to the Letter of Credit Issuer), in each case in an amount equal to the portion of the then Letter of Credit Exposure issued for the account of the Company. Any such cash so deposited and the cash proceeds of any draw under any standby Letter of Credit so furnished, including any interest thereon, shall be returned by the Agent to the Company only when, and to the extent that, the amount of such cash held by the Agent exceeds the Letter of Credit Exposure at such time and no Default then exists; provided, however, that if an Event of Default occurs and the Credit Obligations become or are declared immediately due and payable, the Agent may apply such cash, including any interest thereon, to the payment of any of the Credit Obligations as provided in section 3.5.6 of the Guarantee and Security Agreement.

         4.5. Reborrowing; Application of Payments, etc.

                  4.5.1. Reborrowing. The amounts of the Loan prepaid pursuant to Section 4.3 may be reborrowed from time to time prior to the Final Maturity Date in accordance with Section 2.1, subject to the limits set forth therein.

                  4.5.2. Order of Application. Prepayments of the Loan under
         Section 4.2 shall be applied first to the Revolving Loan, then to the English Loan. Any prepayment of the Loan shall be applied first to the portion of the Loan not then subject to Eurocurrency Pricing Options, then the balance of any such prepayment shall be applied to the portion of the Loan then subject to Eurocurrency Pricing Options, in the chronological order of the respective maturities thereof (or as the Company or the English Borrower, as applicable, may otherwise specify in writing), together with any payments required by Section 3.3.4.

                  4.5.3. Prepayment Account. Any amounts applied to any portion of the Loan subject to a Eurocurrency Pricing Option shall, at the option of the Borrowers, be applied to prepay any portion of the Loan subject to a Eurocurrency Pricing Option immediately or shall be deposited in the Prepayment Account (as defined below). The Agent shall apply any cash deposited in the Prepayment Account to prepay any portion of the Loan subject to a Eurocurrency Pricing Option on the last day of the Eurocurrency Interest Period therefor (or, at the direction of the Borrowers, on any earlier date) until any outstanding portion of the Loan subject to a Eurocurrency Pricing Option has been prepaid or until all cash on deposit in the Prepayment Account (including interest earned thereon) with respect to the Loan has been exhausted. For purposes of this Agreement, the term "Prepayment Account" shall mean an account established by the Borrowers with the Agent and over which the Agent shall have exclusive dominion and control, including the right of withdrawal for application in accordance with this Section 4.5.3. The Agent shall, at the request of the Borrowers, invest amounts on deposit in the Prepayment Account in Cash Equivalents that mature prior to the last day of the applicable Eurocurrency Interest Periods of the portion of the Loan subject to the Eurocurrency Pricing Option to be prepaid; provided, however, that (a) the Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Agent to be in, or would result in any, violation of any Legal Requirement and (b) the Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if an Event of Default shall have occurred and be continuing. The Borrowers shall indemnify the Agent for any losses relating to the investments so that the amount available to prepay any portion of the Loan subject to a Eurocurrency Pricing Option on the last day of the applicable Eurocurrency Interest Periods therefor is not less than the amount that would have been available had no investments been made, except to the extent such losses result from gross negligence or willful misconduct on the part of the Agent. Other than any interest earned on such investments, the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited and reinvested and disbursed as described above. If the maturity of the Loan has been accelerated pursuant to Section 8, the Agent shall first apply all amounts on deposit in the Prepayment Account to prepay the outstanding Revolving Loan and, then, to prepay the outstanding English Loan. The Borrowers hereby grant to the Agent, for its benefit and the benefit of the Lenders, a security interest in the Prepayment Account to secure the Credit Obligations.

                  4.5.4. Payments for Lenders. All payments of principal hereunder shall be made to the Agent for the account of the Lenders in accordance with the Lenders' respective Percentage Interests in the Credit Obligations so repaid.

         4.6. Currency of Payments. Any payment of principal of or interest on any portion of the Credit Obligations shall be made in the currency in which such portion of the Credit Obligations is denominated. All payments of fees, indemnities, expenses and other amounts owing hereunder shall be made in United States Funds.

5.       Conditions to Extending Credit.

         5.1. Conditions on Initial Closing Date. The obligations of the Lenders to make the initial extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before
                                      -37-
the Initial Closing Date, of the conditions set forth in this Section 5.1 as well as the further conditions in Section 5.2. If the conditions set forth in this Section 5.1 are not met on or prior to the Initial Closing Date, the Lenders shall have no obligation to make any extensions of credit hereunder.

                  5.1.1. Revolving Notes. The Company shall have duly executed and delivered to the Agent a Revolving Note for each Lender having a Commitment with respect thereto who has requested delivery of a Revolving Note prior to the Initial Closing Date.

                  5.1.2. Payment of Fees. The Company shall have paid to the Agent and the Syndication Agent the fees contemplated by the separate agreement among the Agent, the Syndication Agent and the Company dated on or prior to the date hereof.

                  5.1.3. Legal Opinions. On the Initial Closing Date, the Lenders shall have received from the following counsel their respective opinions with respect to the transactions contemplated by the Credit Documents, which opinions shall be in form and substance reasonably satisfactory to the Required Lenders:

                  (a) Parker, Chapin, Flattau & Klimpl, LLP, special counsel for the Company and its Subsidiaries.

                  (b) Ropes & Gray, special counsel for the Agent.

                  The Company authorizes and directs its special counsel to furnish the foregoing opinions.

                  5.1.4. Guarantee and Security Agreement. Each of the Company and the Guarantors shall have duly authorized, executed and delivered to the Agent a Guarantee and Security Agreement in substantially the form of Exhibit 5.1.4 (the "Guarantee and Security Agreement"), as well as any patent and trademark security agreements and copyright security agreements contemplated therein.

                  5.1.5. Perfection of Security. Each Obligor (other than the English Borrower) shall have duly authorized, executed, acknowledged, delivered, filed, registered and recorded such security agreements, notices, financing statements and other instruments as the Agent may have reasonably requested in order to perfect the Liens in the Credit Security granted to the Agent for the benefit of the Lenders pursuant to the Credit Documents and shall have paid all filing or recording fees or taxes required to be paid in connection therewith.

                  5.1.6. Cash Flow Statements. The Company shall have furnished to the Lenders the unaudited Consolidated statements of revenues and operating expenses of the Company and its Subsidiaries for the twelve consecutive months ending March 31, 1998 demonstrating Consolidated EBITDA for such period of not less than $8,000,000.

                  5.1.7. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary corporate or other proceedings. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect.

                  5.1.8. General. All legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Agent and the Agent shall have received copies of all documents, including certified copies of the Charter and By-Laws of the Company and the other Obligors (other than the English Borrower), records of corporate proceedings, certificates as to signatures and incumbency of officers and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

         5.2. Conditions to Each Extension of Credit. The obligations of the Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Closing Date for such extension of credit, of the following conditions:

                  5.2.1. Officer's Certificate. The representations and warranties contained in Section 7 shall be true and correct on and as of such Closing Date with the same force and effect as though made on and as of such date (except as to any representation or warranty which refers to a specific earlier date); no Default shall exist on such Closing Date prior to or immediately after giving effect to the requested extension of credit; no Material Adverse Change shall have occurred since the most recent financial statements furnished to the Lenders in accordance with Sections 6.4.1 and 6.4.2, as applicable; and the Company shall have furnished to the Agent in connection with the requested extension of credit a certificate to these effects, in substantially the form of Exhibit 5.2.1, signed by a Financial Officer.

                  5.2.2. Legality, etc. The making of the requested extension of credit shall not (a) subject any Lender to any penalty or special tax (other than a Tax for which the Company is required to reimburse the Lenders under Section 3.6) or (b) be prohibited by any Legal Requirement (and the Lenders shall provide prompt notice to the Borrowers of any such penalty, special tax or Legal Requirement).

         5.3. Conditions on Initial English Closing Date. The obligations of the Lenders to make any extension of credit pursuant to Section 2.2 shall be subject to the satisfaction, on or before the Initial English Closing Date, of the conditions set forth in this Section 5.3 as well as the conditions set forth in Section 5.2. If the conditions set forth in this
Section 5.3 are not met on or prior to the Initial English Closing Date, the Lenders shall have no obligation to make any extensions of credit to the English Borrower.

                  5.3.1. English Note. The English Borrower shall have duly executed and delivered to the Agent an English Note for each Lender having a Commitment with respect thereto who has requested delivery of an English Note prior to the Initial English Closing Date.

                  5.3.2. Joinder Agreement. The English Borrower shall have duly executed and delivered to the Agent a joinder agreement in form and substance reasonably satisfactory to the Agent pursuant to which the English Borrower agrees to become a party to and be bound by this Agreement.

                  5.3.3. English Guarantee and Security Agreement. The English Borrower shall have duly authorized, executed and delivered to the Agent an agreement under English law, in form and substance reasonably satisfactory to the Agent, with terms comparable to the terms of the Guarantee and Security Agreement.

                  5.3.4. Legal Opinion. On the Initial English Closing Date, the Lenders shall have received from counsel for the English Borrower an opinion with respect to the English Borrower in substantially the form delivered pursuant to Section 5.1.3.

                  5.3.5. Perfection of Security. The English Borrower shall have duly authorized, executed, acknowledged, delivered, filed, registered and recorded such security agreements, notices, financing statements and other instruments as the Agent may have reasonably requested in order to perfect the Liens in the Credit Security granted to the Agent for the benefit of the Lenders pursuant to the Credit Documents and shall have paid all filing or recording fees or taxes required to be paid in connection therewith.

                  5.3.6. Proper Proceedings. The agreements contemplated by this
         Section 5.3, each other Credit Document to which the English Borrower becomes a party and the transactions contemplated hereby and thereby shall have been authorized by all necessary corporate or other proceedings. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document to which the English Borrower becomes a party shall have been obtained and shall be in full force and effect.

                  5.3.7. General. All legal and corporate proceedings in connection with the English Borrower with respect to the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Agent and the Agent shall have received copies of all documents which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

6. General Covenants. Each of the Borrowers and the Guarantors covenants that, until all of the Credit Obligations shall have been paid in full and until the Lenders' commitments to extend credit under this Agreement and any other Credit Document shall have terminated, the Company and its Subsidiaries will comply with the following provisions:

         6.1. Taxes and Other Charges; Accounts Payable.

                  6.1.1. Taxes and Other Charges. Each of the Company and its Subsidiaries shall duly pay and discharge, or cause to be paid and discharged, before the same becomes in arrears, all taxes, assessments and other governmental charges imposed upon such Person and its properties, sales or activities, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid might by law become a Lien upon any of its property; provided, however, that any such tax, assessment, charge or claim need not be paid if the validity or amount thereof shall at the time be contested in good faith by appropriate proceedings and if such Person shall, in accordance with GAAP and to the extent required thereby, if applicable, have set aside on its books adequate reserves with respect thereto.

                  6.1.2. Accounts Payable. Each of the Company and its Subsidiaries shall pay when due, or in conformity with customary trade terms, all accounts payable incident to the operations of such Person not referred to in Section 6.1.1; provided, however, that any such accounts payable need not be paid if the validity or amount thereof shall at the time be contested in good faith and if such Person shall, in accordance with GAAP and to the extent required thereby, if applicable, have set aside on its books adequate reserves with respect thereto.

         6.2. Conduct of Business, etc.

                  6.2.1. Types of Business. The Company and its Subsidiaries shall engage only in the business of (a) providing services to the sports, news, music and other entertainment industries and (b) other activities related or reasonably incidental to such business as presently conducted.

                  6.2.2. Maintenance of Properties. Each of the Company and its
         Subsidiaries:

                  (a) shall keep its material properties in such repair, working order and condition, and shall from time to time make such repairs, replacements, additions and improvements thereto, as are necessary for the efficient operation of its businesses and shall comply at all times in all material respects with all material franchises, licenses and leases to which it is party so as to prevent any loss or forfeiture thereof or thereunder, except where failure to comply with the provisions being contested has not resulted, and does not create a material risk of resulting, in the aggregate in any Material Adverse Change; and

                  (b) shall do all things necessary to preserve, renew and keep in full force and effect and in good standing its legal existence and authority necessary to continue its business substantially as presently conducted; provided, however, that this Section 6.2.2(b) shall not prevent the merger, consolidation or liquidation of Subsidiaries permitted by Section 6.11.

                  6.2.3. Statutory Compliance. Each of the Company and its Subsidiaries shall comply in all material respects with all valid Legal Requirements applicable to it, except where failure so to comply has not resulted, and does not create a material risk of resulting, in the aggregate, in any Material Adverse Change.

                  6.2.4. Compliance with Material Agreements. Each of the Company and its Subsidiaries shall comply in all material respects with the Material Agreements (to the extent not in violation of the other provisions of this Agreement or any other Credit Document), except where failure so to comply with the provisions being contested has not resulted, and does not create a material risk of resulting, in the aggregate, in any Material Adverse Change. Without the prior written consent of the Required Lenders, no Material Agreement shall be amended, modified, waived or terminated in any manner that would have in any material respect an adverse effect on the interests of the Lenders.

         6.3. Insurance.

                  6.3.1. Business Interruption Insurance. Each of the Company and its Subsidiaries shall maintain with financially sound and reputable insurers insurance related to interruption of business, either for loss of revenues or for extra expense, in the manner comparable to the policies now in place as previously furnished to the Agent; provided, however, that each of the Company and its Subsidiaries may alter the manner in which it maintains such insurance policies with the prior written consent of the Agent, such consent not to be unreasonably withheld.

                  6.3.2. Property Insurance. Each of the Company and its Subsidiaries shall keep its assets which are of an insurable character insured by financially sound and reputable insurers against theft and fraud and against loss or damage by fire, explosion and hazards insured against by extended coverage to the extent, in amounts and with deductibles at least as favorable as those comparable to the policies now in place as previously furnished to the Agent; provided, however, that each of the Company and its Subsidiaries may alter the manner in which it maintains such insurance policies with the prior written consent of the Agent, such consent not to be unreasonably withheld.

                  6.3.3. Liability Insurance. Each of the Company and its Subsidiaries shall maintain with financially sound and reputable insurers insurance against liability for hazards, risks and liability to persons and property, including errors and omissions liability insurance, to the extent, in amounts and with deductibles at least as favorable as those comparable to the policies now in place as previously furnished to the Agent; provided, however, that each of the Company and its Subsidiaries may alter the manner in which it maintains such insurance policies with the prior written consent of the Agent, such consent not to be unreasonably withheld; provided, further, however, that it may effect workers' compensation insurance or similar coverage with respect to operations in any particular state or other jurisdiction through an insurance fund operated by such state or jurisdiction or by meeting the self-insurance requirements of such state or jurisdiction.

                  6.3.4. Key Executive Life Insurance. The Company shall maintain with financially sound and reputable insurers life insurance policies on Robert M. Gutkowski in an amount of at least $2,000,000 in form reasonably satisfactory to the Agent.

         6.4. Financial Statements and Reports. The fiscal year of the Company and its Subsidiaries shall end on December 31 in each year and the fiscal quarters of the Company and its Subsidiaries shall end on March 31, June 30, September 30 and December 31 in each year.

                  6.4.1. Annual Reports. The Company shall furnish to the Agent as soon as available, and in any event within 90 days after the end of each fiscal year, the Consolidated balance sheets of the Company and its Subsidiaries as at the end of such fiscal year, the Consolidated and Consolidating (by lines of business) statements of income and Consolidated statements of changes in shareholders' equity and of cash flows of the Company and its Subsidiaries for such fiscal year (all in reasonable detail) and, in the case of Consolidated financial statements, comparative figures for the immediately preceding fiscal year, all accompanied by:

                  (a) Reports of Ernst & Young, LLP (or, if they cease to be auditors of the Company and its Subsidiaries, other independent certified public accountants of recognized national standing reasonably satisfactory to the Required Lenders), containing no material qualification, to the effect that they have audited the foregoing Consolidated financial statements in accordance with generally accepted auditing standards and that such Consolidated financial statements present fairly, in all material respects, the financial position of the Company and its Subsidiaries at the dates thereof and the results of their operations for the periods covered thereby in conformity with GAAP.

                  (b) The statement of such accountants that they have caused this Agreement to be reviewed and that in the course of their audit of the Company and its Subsidiaries no facts have come to their attention that cause them to believe that any Default exists and in particular that they have no knowledge of any Default relating to Section 6.5 or, if such is not the case, specifying such Default and the nature thereof. This statement is furnished by such accountants with the understanding that the examination of such accountants cannot be relied upon to give such accountants knowledge of any such Default except as it relates to accounting or auditing matters within the scope of their audit.

                  (c) A certificate of the Company signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no actual knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof, and what action the Company has taken, is taking or proposes to take with respect thereto.

                  (d) Computations by the Company in substantially the form of
         Exhibit 6.4 demonstrating, as of the end of such fiscal year, compliance with the Computation Covenants, signed by a Financial Officer.

                  (e) Supplements to Exhibits 7.1, 7.3 and 7.14 showing any changes in the information set forth in such exhibits not previously furnished to the Lenders in writing, as well as any changes in the Charter, Bylaws or incumbency of officers of the Obligors from those previously certified to the Agent.

                  (f) In the event of a change in GAAP after December 31, 1997, computations by the Company, signed by a Financial Officer, reconciling the financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in
         Section 6 and related definitions.

                  6.4.2. Quarterly Reports. The Company shall furnish to the Agent as soon as available and, in any event, within 45 days after the end of each of the first three fiscal quarters of the Company, the internally prepared Consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter, the Consolidated statements of income, of changes in shareholders' equity and of cash flows of the Company and its Subsidiaries for such fiscal quarter and for the portion of the fiscal year then ended (all in reasonable detail) and comparative figures for the same period in the preceding fiscal year, all accompanied by:

                  (a) A certificate of the Company signed by a Financial Officer to the effect that such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of the Company and its Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes.

                  (b) A certificate of the Company signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no actual knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof and what action the Company has taken, is taking or proposes to take with respect thereto.

                  (c) Computations by the Company in substantially the form of
         Exhibit 6.4 demonstrating, as of the end of such quarter, compliance with the Computation Covenants, signed by a Financial Officer.

                  (d) Supplements to Exhibits 7.1, 7.3 and 7.14 showing any changes in the information set forth in such exhibits not previously furnished to the Lenders in writing, as well as any changes in the Charter, Bylaws or incumbency of officers of the Obligors from those previously certified to the Agent.

                  6.4.3. Other Reports. The Company shall promptly furnish to the Lenders:

                  (a) As soon as prepared and in any event before the beginning of each fiscal year, an annual budget and operating projections (in a format comparable to the reports provided in accordance with Sections
         6.4.1 and 6.4.2) for such fiscal year of the Company and its Subsidiaries, prepared in a manner consistent with the manner in which the financial projections described in Section 7.2.1 were prepared.

                  (b) Any material updates of such budget and projections.

                  (c) Any management letters furnished to the Company or any of its Subsidiaries by the Company's auditors.

                  (d) All budgets, projections, statements of operations and other reports furnished generally to the shareholders of the Company.

                  (e) Such registration statements, proxy statements and reports, including Forms S-1, S-2, S-3, S-4, 10-KSB, 10-Q and 8-K, as are filed by the Company or any of its Subsidiaries with the Securities and Exchange Commission.

                  (f) Any 90-day letter or 30-day letter from the federal Internal Revenue Service (or the equivalent notice received from state or other taxing authorities) asserting tax deficiencies against the Company or any of its Subsidiaries.

                  6.4.4. Notice of Litigation, Defaults, etc. The Company shall promptly furnish to the Agent notice of the commencement of any litigation or any administrative or arbitration proceeding (a) which creates a material risk of resulting, after giving effect to any applicable insurance, in the payment by the Company and its Subsidiaries of more than $500,000 or (b) which results, or creates a material risk of resulting, in a Material Adverse Change. Promptly upon acquiring actual knowledge thereof, the Company shall notify the Agent of the existence of any Default or Material Adverse Change, specifying the nature thereof and what action the Company or any of its Subsidiaries has taken, is taking or proposes to take with respect thereto.

                  6.4.5. Other Information. From time to time at reasonable intervals upon request of the Agent, each of the Company and its Subsidiaries shall furnish to the Agent such other information regarding the business, assets, financial condition or income of the Company and its Subsidiaries as the Agent may reasonably request, including copies of all material tax returns, material licenses, material agreements, material leases and material instruments to which any of the Company or its Subsidiaries is party. Each Lender's authorized officers and representatives shall have the right during normal business hours upon two Banking Days' notice and at reasonable intervals to examine the books and records of the Company and its Subsidiaries, to make copies (at the Lender's expense) and notes therefrom for the purpose of ascertaining compliance with or obtaining enforcement of this Agreement or any other Credit Document; provided, however, that such examination shall be conducted in a manner that is not disruptive to the Company's business.

         6.5. Certain Financial Tests.

                  6.5.1. Consolidated Total Debt to Consolidated EBITDA. As of the end of any fiscal quarter of the Company, Consolidated Total Debt shall not exceed the percentage set forth in the table below of Consolidated EBITDA for the period of four consecutive fiscal quarters ending with such fiscal quarter.

                 Period Ending                       Percentage
                 -------------                       ----------
             Initial Closing Date through
                 June 30, 1999                           425%

              July 1, 1999 through
              Final Maturity Date                        350%


                  6.5.2. Consolidated EBITDA to Consolidated Interest Expense. For each period of four consecutive fiscal quarters of the Company, Consolidated EBITDA shall equal or exceed 200% of Consolidated Interest Expense.

                  6.5.3. Consolidated EBITDA to Consolidated Fixed Charges. For each period of four consecutive fiscal quarters of the Company, Consolidated EBITDA shall equal or exceed 110% of Consolidated Fixed Charges.

         6.6. Indebtedness. Neither the Company nor any of its Subsidiaries shall create, incur, assume or otherwise become or remain liable with respect to any Indebtedness (or become contractually committed to do so), except for any of the following:

                  6.6.1. Indebtedness in respect of the Credit Obligations.

                  6.6.2. Guarantees permitted by Section 6.7.

                  6.6.3. Current liabilities, other than Financing Debt, incurred in the ordinary course of business.

                  6.6.4. To the extent that payment thereof shall not at the time be required by Section 6.1, Indebtedness in respect of taxes, assessments, governmental charges and claims for labor, materials and supplies.

                  6.6.5. Indebtedness secured by Liens of carriers, warehouses, mechanics, landlords and other Persons permitted by Sections 6.8.5 and 6.8.6.

                  6.6.6. Indebtedness in respect of judgments or awards against the Company or any Subsidiaries (a) which have been in force for less than the applicable appeal period or (b) in respect of which the Company or any Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and, in the case of each of clauses (a) and (b), the Company or such Subsidiary shall have taken appropriate reserves therefor in accordance with GAAP and execution of such judgment or award shall not be levied.

                  6.6.7. To the extent permitted by Section 6.8.7, Indebtedness in respect of Capitalized Lease Obligations or secured by purchase money security interests; provided, however, that the aggregate principal amount of all Indebtedness permitted by this Section 6.6.7 at any one time outstanding shall not exceed $2,000,000.

                  6.6.8. Indebtedness in respect of deferred taxes arising in the ordinary course of business.

                  6.6.9. Indebtedness in respect of intercompany loans and advances among the Company and its Subsidiaries which are not prohibited by Section 6.9.

                  6.6.10. Indebtedness of the Company in respect of deferred payment obligations (a) owing to sellers of businesses acquired by the Company and its Subsidiaries in accordance with Section 6.9 in an aggregate amount not exceeding $5,000,000 at any one time outstanding and (b) consisting of stock put rights accruing after October 1999.

                  6.6.11. Unfunded pension liabilities and obligations with respect to Plans so long as the Company and all other ERISA Group Persons are in compliance with Section 6.16.

                  6.6.12. Indebtedness outstanding on the date hereof in connection with the subleasing of leases and with Statement No. 13 of the Financial Accounting Standards Board, as amended, in an aggregate principal amount not exceeding $1,000,000.

                  6.6.13. Other Indebtedness outstanding on the date hereof and described in Exhibit 7.3 and all renewals and extensions thereof not in excess of the amount thereof outstanding immediately prior to such renewal or extension, including stock put obligations due October 1999 and stock call rights outstanding until December 1999.

                  6.6.14. Prior to the Initial English Closing Date, Indebtedness of Foreign Subsidiaries in an aggregate principal amount not exceeding $1,000,000 at any one time outstanding in an Equivalent Amount of United States Funds, and, subsequent to the Initial English Closing Date, Indebtedness of Foreign Subsidiaries in an aggregate principal amount not exceeding $100,000 at any one time outstanding in an Equivalent Amount of United States Funds.

                  6.6.15. Earn-out obligations owing to sellers of businesses acquired by the Company and its Subsidiaries in accordance with Section
         6.9 and agreed to by the Agent.

                  6.6.16. Indebtedness in an amount not exceeding $10,000,000 subordinated to the Credit Obligations on substantially the terms set forth in Exhibit 6.6.16.

                  6.6.17. Indebtedness in addition to the foregoing; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $1,000,000.

         6.7. Guarantees; Letters of Credit. Neither the Company nor any of its Subsidiaries shall become or remain liable with respect to any Guarantee, including reimbursement obligations, whether contingent or matured, under letters of credit or other financial guarantees by third parties (or become contractually committed do to so), except for any of the following:

                  6.7.1. Letters of Credit and Guarantees of the Credit Obligations.

                  6.7.2. Guarantees of Indebtedness and other obligations incurred by the Company and its Subsidiaries and permitted by Section 6.6.

                  6.7.3. Contingent obligations in respect of earn-out payments and stock put obligations permitted by Sections 6.6.10 and 6.6.14 arising from acquisitions permitted by Section 6.9.

         6.8. Liens. Neither the Company nor any of its Subsidiaries shall create, incur or enter into, or suffer to be created or incurred or to exist, any Lien (or become contractually committed to do so), except for any of the following:

                  6.8.1. Liens on the Credit Security that secure the Credit Obligations.

                  6.8.2. Liens to secure taxes, assessments and other governmental charges, to the extent that payment thereof shall not at the time be required by Section 6.1.

                  6.8.3. Deposits or pledges made (a) in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security, (b) in connection with casualty insurance maintained in accordance with Section 6.3, (c) to secure the performance of bids, tenders, contracts (other than contracts relating to Financing Debt) or leases, (d) to secure statutory obligations or surety or appeal bonds, (e) to secure indemnity, performance or other similar bonds in the ordinary course of business or (f) in connection with contested amounts to the extent that payment thereof shall not at that time be required by Section 6.1.

                  6.8.4. Liens in respect of judgments or awards, to the extent that such judgments or awards are permitted by Section 6.6.6 but only to the extent that such Liens are junior to the Liens on the Credit Security granted to secure the Credit Obligations.

                  6.8.5. Liens of carriers, warehouses, mechanics and similar Liens, in each case (a) in existence less than 90 days from the date of creation thereof or (b) being contested in good faith by the Company or any Subsidiary in appropriate proceedings (so long as the Company or such Subsidiary shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto).

                  6.8.6. Encumbrances in the nature of (a) zoning restrictions,
         (b) easements, (c) restrictions of record on the use of real property,
         (d) landlords' and lessors' Liens on rented premises and (e) restrictions on transfers or assignment of leases, which in each case do not materially detract from the value of the encumbered property or materially impair the use thereof in the business of the Company or any Subsidiary.

                  6.8.7. Liens constituting (a) purchase money security interests (including mortgages, conditional sales, Capitalized Leases and any other title retention or deferred purchase devices) in real property, interests in leases or tangible personal property (other than inventory) existing or created on the date on which such property is acquired or within 60 days thereafter, separately, or in connection with an acquisition of a business by the Company and (b) the renewal, extension or refunding of any security interest referred to in the foregoing clause (a) in an amount not to exceed the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding; provided, however, that (i) each such security interest shall attach solely to the particular item of property so acquired, and the principal amount of Indebtedness (including Indebtedness in respect of Capitalized Lease Obligations) secured thereby shall not exceed the cost (including all such Indebtedness secured thereby, whether or not assumed) of such item of property; and (ii) the aggregate principal amount of all Indebtedness secured by Liens permitted by this Section
         6.8.7 shall not exceed the amount permitted by Section 6.6.7.

                  6.8.8. Restrictions under federal and state securities laws on the transfer of securities.

                  6.8.9. The sale of doubtful accounts receivable for collection in the ordinary course of business.

                  6.8.10. Liens as in effect on the date hereof described in
         Exhibit 7.3 (and renewals and replacements thereof) and securing Indebtedness permitted by Section 6.6.12.

                  6.8.11. Escrowed shares of Company stock and cash resulting from acquisitions permitted by Section 6.9.

         6.9. Investments and Acquisitions. Neither the Company nor any of its Subsidiaries shall have outstanding, acquire or hold any Investment (including any Investment consisting of the acquisition of any business) (or become contractually committed to do so), except for any of the following:

                  6.9.1. Investments of the Company and its Subsidiaries in (a) Wholly Owned Subsidiaries which are Guarantors as of the date hereof or
         (b) Persons that have become Wholly Owned Subsidiaries and Guarantors after the date hereof in accordance with Section 6.9.6.

                  6.9.2. Intercompany loans and advances from any Subsidiary to the Company, from the Company to any Subsidiary or from any Subsidiary to another Subsidiary, but in each case only to the extent reasonably necessary for Consolidated tax planning, increase of capitalization and working capital management; provided, however, that loans and advances from a Foreign Subsidiary that is not a Guarantor to the Company or a Domestic Subsidiary must be subordinated to the Credit Obligations pursuant to a subordination agreement in substantially the form of Exhibit 6.9.2.

                  6.9.3. Investments in Cash Equivalents.

                  6.9.4. Guarantees permitted by Section 6.7.

                  6.9.5. So long as immediately before and after giving effect thereto no Default exists, Investments of the Company and its Subsidiaries in Foreign Subsidiaries; provided, however, that Investments of the Company and its Domestic Subsidiaries in Foreign Subsidiaries made pursuant to this Section shall not exceed $1,000,000 at any one time outstanding.

                  6.9.6. So long as immediately before and after giving effect thereto no Default exists, the Company and its Subsidiaries may make Investments consisting of acquisitions of businesses (including assets comprising part of a business) permitted by Section 6.2.1, and loans to such businesses after a binding purchase agreement has been entered into but prior to the consummation of the acquisition of such business; provided, however, that:

                  (a) such acquired business (other than the Designated Acquisitions) shall demonstrate a positive cash flow for the most recent twelve-month period ending nearest the acquisition date;

                  (b) any such acquisition (other than the Designated Acquisitions) with total consideration exceeding $2,500,000 (including fixed deferred payment obligations, but excluding Contingent Acquisition Obligations) shall require the Company to submit to the Agent at least five Banking Days prior to the acquisition a due diligence report in form and substance reasonably satisfactory to the Agent; and

                  (c) any such acquisition (other than the Designated Acquisitions) exceeding $5,000,000 (including fixed deferred payment obligations, but excluding Contingent Acquisition Obligations) shall require the written consent of the Required Lenders.

                  6.9.7. The Company may enter into an agreement to be acquired, through merger or otherwise, by SFX Entertainment, Inc. and its subsidiaries.

         6.10. Distributions. Neither the Company nor any of its Subsidiaries shall make any Distribution (or become contractually committed to do so), except for any of the following:

                  6.10.1. So long as immediately before and after giving effect thereto no Default exists, Subsidiaries of the Company may make Distributions to the Company or any Subsidiary of the Company, and the Company and its Subsidiaries may make Investments permitted by Sections 6.9.1 and 6.9.2.

                  6.10.2. So long as immediately before and after giving effect thereto no Default exists, the Company may make Distributions up to $5,875,000 in connection with the stock put obligations and stock call rights permitted by Section 6.6.13 per year to repurchase Company stock and options and to acquire such stock owned by employees whose employment with the Company and its Subsidiaries has then terminated.

                  6.10.3. Distributions consisting of deferred payment obligations and stock put obligations permitted by Section 6.6.10.

         6.11. Asset Dispositions and Mergers. Neither the Company nor any of its Subsidiaries shall merge or enter into a consolidation or sell, lease, exchange, sell and lease back, sublease or otherwise dispose of any of its assets, and no Subsidiary shall issue shares of its capital stock to any Person other than an Obligor (or become contractually committed to do so), except for any of the following:

                  6.11.1. The Company and any of its Subsidiaries may sell or otherwise dispose of (a) inventory and Cash Equivalents in the ordinary course of business, (b) assets (i) that will be replaced in the ordinary course of business within 12 months by other assets of equal or greater value or (ii) that are no longer used or useful in the business of the Company or such Subsidiary; provided, however, that the aggregate fair market value (book value, if greater) of all assets sold under this clause (b) in any fiscal year shall not be material and (c) doubtful accounts receivable in the ordinary course of business.

                  6.11.2. Any Subsidiary of the Company may merge, consolidate or be liquidated into the Company or any other Subsidiary of the Company so long as after giving effect to any such merger to which the Company is a party the Company shall be the surviving or resulting Person.

                  6.11.3. So long as immediately before and after giving effect thereto no Default exists and the Net Asset Sale Proceeds thereof are applied to repay the Loan as required by Section 4.2.2, the Company and its Subsidiaries may sell for relatively fair value assets during any fiscal year contributing not more than 15% of Consolidated EBITDA for the Company's most recently completed fiscal year; provided, however, that the sum of the foregoing percentages of Consolidated EBITDA for all assets sold pursuant to this Section 6.11.3 since the date hereof shall not exceed 25%.

                  6.11.4. Leasing of assets in the ordinary course of business.

                  6.11.5. The Company may enter into an agreement to be acquired, through merger or otherwise, by SFX Entertainment, Inc. and its subsidiaries.

         6.12. No Restrictions on Subsidiary Distributions. Except for this Agreement and the Credit Documents or as required by applicable law, neither the Company nor any Subsidiary shall enter into or be bound by any agreement (including covenants requiring the maintenance of specified amounts of net worth or working capital) restricting the right of any Subsidiary to make Distributions or extensions of credit to the Company (directly or indirectly through another Subsidiary).

         6.13. Voluntary Prepayments of Other Indebtedness. Neither the Company nor any of its Subsidiaries shall make any voluntary prepayment of principal of or interest on any Indebtedness permitted by Section 6.6.16.

         6.14. Derivative Contracts. Neither the Company nor any of its Subsidiaries shall enter into any Interest Rate Protection Agreement, foreign currency exchange contract or other financial or commodity derivative contracts except to provide hedge protection for an underlying economic transaction in the ordinary course of business.

         6.15. Negative Pledge Clauses. Neither the Company nor any of its Subsidiaries shall enter into any agreement, instrument, deed or lease which prohibits or limits the ability of the Company or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of their respective properties, assets or revenues, whether now owned or hereafter acquired, or which requires the grant of any collateral for such obligation if collateral is granted for another obligation, except the following:

                  6.15.1. This Agreement and the other Credit Documents.

                  6.15.2. Covenants in documents creating Liens permitted by
         Section 6.8 prohibiting further Liens on the assets encumbered thereby.

         6.16. ERISA, etc. Each of the Company and its Subsidiaries shall comply, and shall cause all ERISA Group Persons to comply, in all material respects, with the provisions of ERISA and the Code applicable to each Plan, except where the failure to comply would not be reasonably likely to result in a Material Adverse Change. Each of the Company and its Subsidiaries shall meet, and shall cause all ERISA Group Persons to meet, all minimum funding requirements applicable to them with respect to any Plan pursuant to section 302 of ERISA or section 412 of the Code, without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted. At no time shall the Accumulated Benefit Obligations under any Plan that is not a Multiemployer Plan exceed the fair market value of the assets of such Plan allocable to such benefits by more than $500,000. The Company and its Subsidiaries shall not withdraw, and shall cause all other ERISA Group Persons not to withdraw, in whole or in part, from any Multiemployer Plan so as to give rise
                                      -53-
to withdrawal liability exceeding $500,000 in the aggregate. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits (other than COBRA continuation coverage benefits), whether or not provided under a Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $500,000.

         6.17. Transactions with Affiliates. Neither the Company nor any of its Subsidiaries shall effect any transaction (other than employment agreements described in Form 10-KSB referred to in Section 7.2.1(c) or approved by the Company's independent directors) with any of their respective Affiliates (except for the Company and its Subsidiaries) other than on an arms-length basis.

         6.18. Interest Rate Protection. Within one year after the Initial Closing Date, the Company shall obtain and thereafter keep in effect one or more Interest Rate Protection Agreements conforming to International Securities Dealers Association standards, each in form and substance reasonably satisfactory to the Agent, covering a notional amount of at least $12,000,000 in each case for an aggregate period extending to the Final Maturity Date.

7. Representations and Warranties. In order to induce the Lenders to extend credit to the Borrowers hereunder, each of the Borrowers and the Guarantors jointly and severally represents and warrants as follows:

         7.1. Organization and Business.

                  7.1.1. The Company. The Company is a duly organized and validly existing corporation, in good standing under the laws of Delaware, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party, (b) incur the Credit Obligations,
         (c) grant the Agent for the benefit of the Lenders the security interests in the Credit Security owned by it to secure the Credit Obligations and (d) own its properties and carry on the business now conducted. Certified copies of the Charter and By-laws of the Company have been previously delivered to the Agent and are correct and complete. Exhibit 7.1, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth, as of the later of the date hereof or the end of the most recent fiscal quarter for which financial statements are required to be furnished in accordance with such Sections, (i) the jurisdiction of incorporation of the Company, (ii) the address of the Company's principal executive office and chief place of business, (iii) each name, including any trade name, under which the Company conducts its business and (iv) the jurisdictions in which the Company owns tangible personal or real property.

                  7.1.2. Subsidiaries. Each Subsidiary of the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is
                                      -54-
         organized, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party, (b) guarantee the Credit Obligations, (c) grant the Agent for the benefit of the Lenders the security interest in the Credit Security owned by such Subsidiary to secure the Credit Obligations and (d) own its properties and carry on the business now conducted. Certified copies of the Charter and By-laws of each Subsidiary of the Company have been previously delivered to the Agent and are correct and complete. Exhibit 7.1, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth, as of the later of the date hereof or the end of the most recent fiscal quarter for which financial statements are required to be furnished in accordance with such Sections, (i) the name and jurisdiction of organization of each Subsidiary of the Company, (ii) the address of the chief executive office and principal place of business of each such Subsidiary, (iii) each name under which each such Subsidiary conducts its business, (iv) each jurisdiction in which each such Subsidiary owns tangible personal or real property, and (v) the number of authorized and issued shares and ownership of each such Subsidiary.

                  7.1.3. Qualification. Each of the Company and its Subsidiaries is duly and legally qualified to do business as a foreign corporation or other entity and is in good standing in each state or jurisdiction in which such qualification is required and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner in which it is conducted, except for failures to be so qualified, authorized or licensed which would not in the aggregate result, or create a material risk of resulting, in any Material Adverse Change.

                  7.1.4. Capitalization. Except as set forth in Exhibit 7.1.4, no options, warrants, conversion rights, preemptive rights or other statutory or contractual rights to purchase shares of capital stock or other securities of any Subsidiary now exist, nor has any Subsidiary authorized any such right, nor is any Subsidiary obligated in any other manner to issue shares of its capital stock or other securities.

         7.2. Financial Statements and Other Information; Material Agreements.

                  7.2.1. Financial Statements and Other Information. The Company has previously furnished to the Lenders copies of the following:

                  (a) The audited Consolidated balance sheets of the Company and its Subsidiaries as at December 31 in each of 1997 and 1996 and the audited Consolidated and unaudited Consolidating statements of income and the audited Consolidated statements of changes in shareholders' equity and of cash flows of the Company and its Subsidiaries for the fiscal years of the Company then ended.

                  (b) The unaudited Consolidated balance sheet of the Company and its Subsidiaries as at March 31, 1998 and the unaudited Consolidated statements of income, of changes in shareholders' equity and of cash flows of the Company and its Subsidiaries for the portion of the fiscal year then ended.

                  (c) The Company's report on Form 10-KSB, as amended, for its fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission.

                  (d) The five-year financial and operational projections for the Company and its Subsidiaries dated July 9, 1998.

                  (e) Calculations with respect to the Computation Covenants as of March 31, 1998 on a pro forma basis giving effect to the incurrence of the Credit Obligations.

                  The audited Consolidated financial statements (including the notes thereto) referred to in clause (a) above were prepared in accordance with GAAP and fairly present in all material respects the financial position of the Company and its Subsidiaries on a Consolidated basis at the respective dates thereof and the results of their operations for the periods covered thereby. The unaudited Consolidated financial statements referred to in clause (b) above were prepared in accordance with GAAP and fairly present in all material respects the financial position of the Company and its Subsidiaries at the respective dates thereof and the results of their operations for the periods covered thereby, subject to normal year-end audit adjustments and the addition of footnotes in the case of interim financial statements. Neither the Company nor any of its Subsidiaries has any known contingent liability material to the Company and its Subsidiaries on a Consolidated basis which is not reflected in the balance sheets referred to in clauses (a) or (b) above (or delivered pursuant to Sections 6.4.1 or 6.4.2) or in the notes thereto and which in accordance with GAAP would be required to be reflected therein.

                  The Form 10-KSB referred to in clause (c) above contained all information required to be contained therein and otherwise complied in all material respects with the Exchange Act. Such Form 10-KSB did not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

                  7.2.2. Material Agreements. The Company has previously furnished to the Lenders correct and complete copies, including all exhibits, schedules and amendments thereto, of the agreements and instruments, each as in effect on the date hereof, listed in Exhibit 7.2.2, which constitute all agreements and instruments material to the Company and its Subsidiaries on a Consolidated basis (the "Material Agreements").

         7.3. Agreements Relating to Financing Debt, Investments, etc. Exhibit 7.3, as from time to time hereafter supplemented in accordance with Sections
6.4.1 and 6.4.2, sets forth (to the extent not already included in Exhibit
7.2.2):

                  7.3.1. The amounts (as of the dates indicated in Exhibit 7.3, as so supplemented) of all Financing Debt of the Company and its Subsidiaries and all agreements which relate to such Financing Debt.

                  7.3.2. All Liens and Guarantees with respect to such Financing Debt.

                  7.3.3. All agreements which directly or indirectly require the Company or any Subsidiary to make any Investment.

                  7.3.4. Material license agreements with respect to the Company and its Subsidiaries, including the parties thereto and the expiration dates thereof.

                  7.3.5. All trademarks, trade names, service marks, service names and patents owned by the Company and its Subsidiaries that are registered with the federal Patent and Trademark Office (or with respect to which applications for such registration have been filed).

                  7.3.6. All copyrights owned by the Company and its Subsidiaries that are registered with the federal Copyright Office.

                  7.3.7. All bank and deposit accounts owned by the Company and its Subsidiaries.

The Company has furnished the Lenders correct and complete copies of any agreements described above in this Section 7.3 requested by the Required Lenders.

         7.4. Changes in Condition. Except as set forth in Exhibit 7.4, no Material Adverse Change has occurred and since the date hereof, neither the Company nor any Subsidiary of the Company has entered into any material transaction outside the ordinary course of business except for the transactions contemplated by this Agreement and the Material Agreements.

         7.5. Title to Assets. The Company and its Subsidiaries have valid and transferable title to all material assets necessary for or used in the operations of their business as now conducted by them and reflected in the most recent balance sheet referred to in Section 7.2.1 (or the balance sheet most recently furnished to the Lenders pursuant to Sections 6.4.1 or 6.4.2), subject to no Liens except for Liens permitted by Section 6.8 and except for assets of Subsidiaries acquired after the date hereof in accordance with the provisions hereof or disposed of as permitted by Section 6.11.

         7.6. Operations in Conformity With Law, etc. Except as set forth in
Exhibit 7.6, the operations of the Company and its Subsidiaries as now conducted are not in violation of, nor is the Company or its Subsidiaries in default under, any Legal Requirement presently in effect, except for such violations and defaults as do not and will not, in the aggregate, result, or create a material risk of resulting, in any Material Adverse Change. The Company has not received written notice of any such violation or default and has no knowledge of any basis on which the operations of the Company or its Subsidiaries, as now conducted and as currently proposed to be conducted after the date hereof, would be held so as to violate or to give rise to any such violation or default, except where such violation or default would not be reasonably likely to result in a Material Adverse Change.

         7.7. Litigation. Except as set forth in Exhibit 7.7, no litigation, at law or in equity, or any proceeding before any court, board or other governmental or administrative agency or any arbitrator is pending or, to the knowledge of the Borrowers or any Guarantor, threatened in writing, which involves any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or creates a material risk of resulting, in any Material Adverse Change or which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement or any other Credit Document. No judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds the Company or any of its Subsidiaries which has resulted, or creates a material risk of resulting, in any Material Adverse Change.

         7.8. Authorization and Enforceability. Each of the Company and each of its Subsidiaries has taken all corporate action required to execute, deliver and perform this Agreement and each other Credit Document to which it is party. No consent of stockholders of the Company is necessary in order to authorize the execution, delivery or performance of this Agreement or any other Credit Document to which the Company is party. Each of this Agreement and each other Credit Document constitutes the legal, valid and binding obligation of each Obligor party thereto and is enforceable against such Obligor in accordance with its terms, except as any of the rights, powers, privileges, remedies and interests of the Company and its Subsidiaries thereunder may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization or other laws affecting any rights, powers, privileges, remedies and interests of creditors generally and by equitable principles.

         7.9. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement or any other Credit Document, nor the making of any borrowings hereunder, nor the guaranteeing of the Credit Obligations, nor the securing of the Credit Obligations with the Credit Security, has constituted or resulted in or will constitute or result in:

                  (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company, any of its Subsidiaries or any other Obligor is a party or by which it is bound, or of the Charter or By-laws of the Company or any of its Subsidiaries;

                  (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to the Company or any of its Subsidiaries;

                  (c) the creation under any agreement, instrument, deed or lease to which any of them is a party of any Lien (other than Liens on the Credit Security which secure the Credit Obligations or other Liens permitted by this Agreement) upon any of the assets of the Company or any of its Subsidiaries; or

                  (d) any redemption, retirement or other repurchase obligation of the Company, any of its Subsidiaries or any other Obligor under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or any other Credit Document, the transactions contemplated hereby or thereby, the making of any borrowing hereunder, the guaranteeing of the Credit Obligations or the securing of the Credit Obligations with the Credit Security in each case by the Company and its Subsidiaries (other than filings necessary to perfect the Agent's security interest in the Credit Security).

         7.10. Defaults. Neither the Company nor any of its Subsidiaries is in default under any provision of its Charter or By-laws or of this Agreement or any other Credit Document. Neither the Company nor any of its Subsidiaries is in default under any provision of any agreement, instrument, deed or lease to which it is party or by which it or its property is bound so as to result, or create a material risk of resulting, in any Material Adverse Change.

         7.11. Licenses, etc. The Company and its Subsidiaries own certain patents, patent applications, patent licenses, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, franchises, permits and other intellectual property rights as are reasonably necessary for the conduct of the business of the Company and its Subsidiaries as now conducted by them. All of the foregoing are in full force and effect in all material respects, and each of the Company and its Subsidiaries is in substantial compliance with the foregoing without any known conflict with the valid rights of others which has resulted, or creates a material risk of resulting, in any Material Adverse Change. The Company and its Subsidiaries license certain patents, patent applications, patent licenses, patent rights, trademarks, trademark rights, trade names, trade name rights, licenses, franchises, permits and other intellectual property rights as are reasonably necessary for the conduct of the business of the Company and its Subsidiaries as now conducted by them. To the knowledge of the Company and its Subsidiaries, no event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such license, franchise or other right or which affects the rights of any of the Company and its Subsidiaries thereunder so as to result, or to create a material risk of resulting, in any Material Adverse Change, except as set forth in Exhibit 7.11.

         7.12. Tax Returns. Except as set forth in Exhibit 7.12, each of the Company and its Subsidiaries has filed all material tax and information returns which are required to be filed by it (whether pursuant to extensions or otherwise) and has paid, or made adequate provision for the payment of, all taxes which are shown on such returns to be due or to any tax assessment received by it, other than taxes and assessments being contested by the Company and its Subsidiaries in good faith by appropriate proceedings and for which adequate reserves have been taken in accordance with GAAP. Neither the Company nor any of its Subsidiaries knows of any material additional assessments or any basis therefor. The Company reasonably believes that the charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes or other governmental charges are adequate.

         7.13. Year 2000 Issues. To the Company's knowledge, based on a review of the operations of the Company and its Subsidiaries as they relate to the processing, storage and retrieval of data, the Company does not believe that a Material Adverse Change is reasonably likely to occur as a result of computer software and hardware that will not function with respect to periods commencing January 1, 2000 at least as effectively as with respect to periods ending on or prior to December 31, 1999.

         7.14. Pension Plans. Each Plan (other than a Multiemployer Plan) and, to the knowledge of the Company and its Subsidiaries, each Multiemployer Plan is in material compliance with the applicable provisions of ERISA and the Code, except where such failure to comply would not be reasonably likely to result in a Material Adverse Change. Each Multiemployer Plan and each Plan that constitutes a "defined benefit plan" (as defined in ERISA) are set forth in
Exhibit 7.14. Each ERISA Group Person has met all of the funding standards applicable to all Plans that are not Multiemployer Plans, and, to the knowledge of the Company and its Subsidiaries, no condition exists which would permit the institution of proceedings to terminate any Plan that is not a Multiemployer Plan under section 4042 of ERISA. To the knowledge of the Company and its Subsidiaries, no Plan that is a Multiemployer Plan is currently insolvent or in reorganization or has been terminated within the meaning of ERISA.

         7.15. Government Regulation; Margin Stock.

                  7.15.1. Government Regulation. Neither the Company nor any of its Subsidiaries, nor any Person controlling the Company or any of its Subsidiaries or under common control with the Company or any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act, the Interstate Commerce Act or any statute or regulation which regulates the incurring by the Company or any of its Subsidiaries of Financing Debt as contemplated by this Agreement and the other Credit Documents.

                  7.15.2. Margin Stock. Except as set forth on Schedule 7.15.2, neither the Company nor any of its Subsidiaries owns any Margin Stock.

         7.16. Disclosure. Neither this Agreement nor any other Credit Document nor any financial statement, report, notice or certificate with respect to the Company or its Subsidiaries furnished or to be furnished to the Lenders or the Agent by or on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated hereby or by such Credit Document contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

8.       Defaults.

         8.1. Events of Default. The following events are referred to as "Events of Default":

                  8.1.1. Payment. The Borrowers shall fail to make any payment in respect of: (a) interest or any commitment fee or Letter of Credit fee owed by the Borrowers hereunder as the same shall become due and payable, and such failure shall continue for a period of three Banking Days, or (b) any Credit Obligation with respect to payments made by any Letter of Credit Issuer under any Letter of Credit or any draft drawn thereunder within three Banking Days after demand therefor by such Letter of Credit Issuer or (c) principal of any of the Credit Obligations owed by the Borrowers as the same shall become due, whether at maturity or by acceleration or otherwise.

                  8.1.2. Specified Covenants. The Company or any of its Subsidiaries shall fail to perform or observe any of the provisions of Sections 6.5 through 6.18.

                  8.1.3. Other Covenants. The Company, any of its Subsidiaries or any other Obligor shall fail to perform or observe any other covenant, agreement or provision to be performed or observed by it under this Agreement or any other Credit Document, and such failure shall not be rectified or cured within 30 days after the earlier of (a) notice thereof by the Agent to the Company or (b) a Financial Officer shall have actual knowledge thereof.

                  8.1.4. Representations and Warranties. Any representation or warranty of or made by the Company or any of its Subsidiaries to the Lenders or the Agent in or pursuant to this Agreement or any other Credit Document, or in any financial statement, report, notice, mortgage, assignment or certificate delivered to the Agent or any of the Lenders by the Company, any of its Subsidiaries or any other Obligor pursuant hereto or thereto, shall be false in any material respect on the date as of which it was made.

                  8.1.5. Material Financing Debt Cross Default, etc.

                  (a) The Company or any of its Subsidiaries shall fail to make any payment when due (after giving effect to any applicable grace periods) in respect of any Material Financing Debt;

                  (b) the Company or any of its Subsidiaries shall fail to perform or observe the terms of any agreement or instrument relating to any Material Financing Debt, and such failure shall continue, without having been duly cured, waived or consented to, beyond the period of notice or grace, if any, specified in such agreement or instrument, and such failure shall permit the acceleration of such Material Financing Debt;

                  (c) all or any part of any Material Financing Debt of the Company or any of its Subsidiaries shall be accelerated or shall become due or payable prior to its stated maturity (except with respect to voluntary prepayments thereof) for any reason whatsoever;

                  (d) any Lien on any property of the Company or any of its Subsidiaries securing any Material Financing Debt shall be enforced by foreclosure or similar action; or

                  (e) any holder of any Material Financing Debt shall exercise any right of rescission with respect to the issuance thereof or put, mandatory prepayment or repurchase rights against any Obligor with respect to such Material Financing Debt (other than any such rights that may be satisfied with "payment in kind" notes, perpetual capital stock or other similar securities).

                  8.1.6. Ownership; Liquidation; etc. Except as permitted by
         Section 6.11:

                  (a) the Company shall cease to own, directly or indirectly, all the capital stock of its Subsidiaries, except to the extent permitted by Section 6.12.1; or

                  (b) each of Robert M. Gutkowski and Robert F. X. Sillerman shall cease to be actively involved in the executive management of the Company and a replacement reasonably satisfactory to the Required Lenders shall not have been selected within 180 days; or

                  (c) any Person, together with "affiliates" and "associates" of such Person within the meaning of Rule 12b-2 of the Exchange Act, or any "group" including such Person under sections 13(d) and 14(d) of the Exchange Act, other than the individual

         Persons described in paragraph (b) above, but not the Affiliates of such individual Persons, shall acquire after the date hereof beneficial ownership within the meaning of Rule 13d-3 of the Exchange Act of 50% or more of either the voting stock or total equity capital of the Company; or

                  (d) the Company or any of its Subsidiaries or any other Obligor shall initiate any action to dissolve, liquidate or otherwise terminate its existence.

                  8.1.7. Enforceability, etc. Any Credit Document shall cease for any reason (other than the scheduled termination thereof in accordance with its terms or as a result of actions taken solely by the Agent or the Lenders) to be enforceable in accordance with its terms; or any party to any Credit Document shall so assert in a judicial or similar proceeding; or the security interests created by this Agreement or any other Credit Documents shall cease to be enforceable and of the same effect and priority purported to be created hereby.

                  8.1.8. Judgments. A final, non-appealable judgment (a) which, with other outstanding final judgments against the Company and its Subsidiaries, exceeds an aggregate of $500,000 in excess of applicable insurance coverage shall be rendered against the Company or any of its Subsidiaries, or (b) which grants injunctive relief that results, or creates a material risk of resulting, in a Material Adverse Change and in either case if (i) within 30 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal or (ii) within 30 days after the expiration of any such stay, such judgment shall not have been discharged.

                  8.1.9. ERISA. Any "reportable event" (as defined in section 4043 of ERISA) shall have occurred that reasonably could result in termination of a Plan or the appointment by the appropriate United States District Court of a trustee to administer any Plan or the imposition of a Lien in favor of a Plan so as to result, or be reasonably likely to result, in a Material Adverse Change; or any ERISA Group Person shall fail to pay when due amounts aggregating in excess of $500,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan shall be filed under Title IV of ERISA by any ERISA Group Person or administrator; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Plan or a proceeding shall be instituted by a fiduciary of any Plan against any ERISA Group Person to enforce section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Plan must be terminated so as to result, or be reasonably likely to result, in a Material Adverse Change.


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



                  8.1.10. Bankruptcy, etc. The Company, any of its Subsidiaries or any other Obligor shall:

                  (a) commence a voluntary case under the Bankruptcy Code or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                  (b) (i) have filed against it a petition commencing an involuntary case under the Bankruptcy Code that shall not have been dismissed within 90 days after the date on which such petition is filed, or (ii) file an answer or other pleading within such 90-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided, or (iii) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

                  (c) seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent in writing to such relief;

                  (d) have entered against it an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its total liquidation or reorganization as a debtor or
         (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its properties and assets; or

                  (e) make a general assignment for the benefit of, or enter into a composition with, all its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its properties and assets.

         8.2. Certain Actions Following an Event of Default. If any one or more Events of Default shall occur and be continuing, then in each and every such case:

                  8.2.1. Terminate Obligation to Extend Credit. Upon written request of the Required Lenders, the Agent shall terminate the obligations of the Lenders to make any further extensions of credit under the Credit Documents by furnishing written notice of such termination to the Company; provided, however, that if a Bankruptcy Default shall have occurred, the obligations of the Lenders to make any further extensions of credit under the Credit Documents shall automatically terminate.

                  8.2.2. Specific Performance; Exercise of Rights. Upon written request of the Required Lenders, the Agent shall proceed to protect and enforce the Lenders' rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or condition contained in this Agreement or any other

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


         Credit Document (other than Interest Rate Protection Agreements), or in aid of the exercise of any power granted in this Agreement or any other Credit Document (other than Interest Rate Protection Agreements).

                  8.2.3. Acceleration. Upon written request of the Required Lenders, the Agent shall by notice in writing to the Borrowers (a) declare all or any part of the unpaid balance of the Credit Obligations (other than amounts under Interest Rate Protection Agreements) then outstanding to be immediately due and payable, and (b) require the Company immediately to deposit with the Agent in cash an amount equal to the then Letter of Credit Exposure (which cash shall be held and applied as provided in Section 4.5), and thereupon such unpaid balance or part thereof and such amount equal to the Letter of Credit Exposure shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived; provided, however, that if a Bankruptcy Default shall have occurred, the unpaid balance of the Credit Obligations (other than amounts under Interest Rate Protection Agreements) shall automatically become immediately due and payable.

                  8.2.4. Enforcement of Payment; Credit Security; Setoff. Upon written request of the Required Lenders, the Agent shall proceed to enforce payment of the Credit Obligations in such manner as it may elect to cancel, or instruct other Letter of Credit Issuers to cancel, any outstanding Letters of Credit which permit the cancellation thereof and to realize upon any and all rights in the Credit Security. The Lenders may offset and apply toward the payment of the Credit Obligations (and/or toward the curing of any Event of Default) any Indebtedness from the Lenders to the respective Obligors, including any Indebtedness represented by deposits in any account maintained with the Lenders, regardless of the adequacy of any security for the Credit Obligations. The Lenders shall have no duty to determine the adequacy of any such security in connection with any such offset.

                  8.2.5. Cumulative Remedies. To the extent not prohibited by applicable law which cannot be waived, all of the Lenders' rights hereunder and under each other Credit Document shall be cumulative.

         8.3. Annulment of Defaults. Once an Event of Default has occurred, such Event of Default shall be deemed to exist and be continuing for all purposes of the Credit Documents (other than Interest Rate Protection Agreements) until the Required Lenders or the Agent (with the consent of the Required Lenders) shall have waived such Event of Default in writing, stated in writing that the same has been cured to such Lenders' reasonable satisfaction or entered into an amendment to this Agreement which by its express terms cures such Event of Default, at which time such Event of Default shall no longer be deemed to exist or to have continued. No such action by the Lenders or the Agent shall extend to or affect any subsequent Event of Default or impair any rights of the Lenders upon the occurrence thereof.
                                      -65-

The making of any extension of credit during the existence of any Default or Event of Default shall not constitute a waiver thereof.



         8.4. Waivers. To the extent that such waiver is not prohibited by the provisions of applicable law that cannot be waived, each of the Company and the other Obligors waives:

                  (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by this Agreement or any other Credit Document), protests, notices of protest and notices of dishonor;

                  (b) any requirement of diligence or promptness on the part of the Agent or any Lender in the enforcement of its rights under this Agreement or any other Credit Document;

                  (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law, except for those expressly set forth herein; and

                  (d) any defense (other than indefeasible payment in full) which it may now or hereafter have with respect to its liability under this Agreement or any other Credit Document or with respect to the Credit Obligations.

9.       Expenses; Indemnity.

         9.1. Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Company will pay:

                  (a) all reasonable out-of-pocket expenses of the Agent and the Syndication Agent (including reasonable fees and disbursements of the counsel to the Agent and the Syndication Agent) in connection with the negotiation, preparation and duplication of this Agreement and each other Credit Document, examinations by, and reports of, the Agent's commercial financial examiners, the transactions contemplated hereby and thereby and amendments, waivers, consents and other operations hereunder and thereunder;

                  (b) all recording and filing fees and transfer and documentary stamp and similar taxes at any time payable pursuant to this Agreement, any other Credit Document, any Credit Security or the incurrence of the Credit Obligations; and

                  (c) all other reasonable out-of-pocket expenses incurred by the Agent or the Lenders in connection with the enforcement of any rights hereunder or under any other Credit Document or any work-out negotiations relating to the Credit Obligations, including costs of collection and reasonable attorneys' fees and expenses.


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


         9.2. General Indemnity. The Borrowers shall indemnify the Lenders and the Agent and hold them harmless from any liability, loss or damage resulting from the violation by the Company of Section 2.4. In addition, the Borrowers shall indemnify each Lender, the Agent, the Syndication Agent, each of the Lenders' or the Agent's or the Syndication Agent's directors, officers, employees, agents, attorneys, accountants, consultants and each Person, if any, who controls any Lender or the Agent (each Lender, the Agent and each of such directors, officers, employees, agents, attorneys, accountants, consultants and control Persons is referred to as an "Indemnified Party") and hold each of them harmless from and against any and all claims, damages, liabilities and reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel with whom any Indemnified Party may consult in connection therewith and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with (a) the Indemnified Party's compliance with or contest of any subpoena or other process issued against it in any proceeding involving the Company or any of its Subsidiaries or their Affiliates, (b) any litigation or investigation involving the Company, any of its Subsidiaries or their Affiliates, or any officer, director or employee thereof, (c) the existence or exercise of any security rights with respect to the Credit Security in accordance with the Credit Documents, or (d) this Agreement, any other Credit Document or any transaction contemplated hereby or thereby; provided, however, that the foregoing indemnity shall not apply (i) to litigation commenced by the Borrowers against the Lenders or the Agent or the Syndication Agent which seeks enforcement of any of the rights of the Borrowers hereunder or under any other Credit Document and is determined adversely to the Lenders or the Agent or the Syndication Agent in a final nonappealable judgment or (ii) to the extent such claims, damages, liabilities and expenses result from the Indemnified Party's own gross negligence or willful misconduct.

         9.3. Indemnity With Respect to Foreign Currency Transactions. Each of the Borrowers waives, to the extent it may lawfully do so, any right it may have in any jurisdiction to pay any Credit Obligation in a currency other than the currency in which such Credit Obligation is expressed to be payable under the Credit Documents. If a judgment or order is rendered by a court or tribunal of competent jurisdiction for the payment of any amounts owing to the Lenders under any Credit Document, or under a judgment or order of a court of any other jurisdiction in respect thereof, and any such judgment or order is expressed in a currency (the "Payment Currency") other than the currency agreed to be payable under the Credit Documents (the "Agreed Currency"), or in the event of any payment being made in any currency other than the Agreed Currency whether pursuant to the enforcement of any security interest in the Credit Security, the liquidation of the Company or the English Borrower or otherwise, the Company or the English Borrower, as applicable, shall, to the extent permitted by applicable law, indemnify and hold the Lenders harmless against any deficiency arising or resulting from any variation in rates of exchange between (a) the rate at which any amount expressed in any Agreed Currency for purposes of any Credit Document is converted for the purpose of any such judgment, order or payment into an equivalent amount in the Payment Currency, and (b) the rate at which at the time of payment of such amount pursuant to any

Credit Document such Agreed Currency could be purchased by the Agent with the Payment Currency in the spot market in the place at which such payment was to have been made.

         9.4. Indemnity With Respect to Letters of Credit. The Company shall indemnify each Letter of Credit Issuer and its correspondents and hold each of them harmless from and against any and all claims, losses, liabilities, damages and reasonable out-of-pocket expenses (including reasonable attorneys' fees) arising from or in connection with any Letter of Credit, including any such claim, loss, liability, damage or reasonable out-of-pocket expense arising out of any transfer, sale, delivery, surrender or endorsement of any invoice, bill of lading, warehouse receipt or other document at any time held by the Agent, such Letter of Credit Issuer or held for their respective accounts by any of their correspondents, in connection with any Letter of Credit, except to the extent such claims, losses, liabilities, damages and expenses result from gross negligence or willful misconduct on the part of the Agent or any other Letter of Credit Issuer.

10.      Operations; Agent.

         10.1. Interests in Credits. The Percentage Interest of each Lender in the respective portions of the Loan and the related Commitments, shall be computed based on the maximum principal amount for each Lender as set forth in the Register, as from time to time in effect. The current Percentage Interests are set forth in Exhibit 10.1, which may be updated by the Agent from time to time to conform to the Register. The Agent shall promptly furnish to the Company copies of any such updates.

         10.2. Agent's Authority to Act, etc. Each of the Lenders appoints and authorizes BankBoston to act for the Lenders as the Lenders' Agent in connection with the transactions contemplated by this Agreement and the other Credit Documents (other than Interest Rate Protection Agreements) on the terms set forth herein. All action in connection with the enforcement of, or the exercise of any remedies (other than the Lenders' rights of set-off as provided in Section 8.2.4 or in any Credit Document) in respect of the Credit Obligations and Credit Documents shall be taken by the Agent.

         10.3. Company to Pay Agent, etc. The Borrowers and each Guarantor shall be fully protected in making all payments in respect of the Credit Obligations (other than payments under Interest Rate Protection Agreements) to the Agent, in relying upon consents, modifications and amendments executed by the Agent purportedly on the Lenders' behalf, and in dealing with the Agent as herein provided. The Agent may charge the accounts of the Borrowers, on the dates when the amounts thereof become due and payable, with the amounts of the principal of and interest on the Loan, and may charge the Company with any amounts paid by the Letter of Credit Issuers to third parties under Letters of Credit or drafts presented thereunder, commitment fees and Letter of Credit fees, and the Agent shall provide prompt telephonic or other notice thereof to the Company.

         10.4. Lender Operations for Advances, Letters of Credit, etc.

                  10.4.1. Advances. On each Closing Date, each Lender shall advance to the Agent in immediately available funds such Lender's Percentage Interest in the portion of the Loan advanced on such Closing Date prior to 12:00 noon (Boston time). If such funds are not received at such time, but all applicable conditions set forth in Section 5 have been satisfied, each Lender authorizes and requests the Agent to advance for the Lender's account, pursuant to the terms hereof, the Lender's respective Percentage Interest in such portion of the Loan and agrees to reimburse the Agent in immediately available funds for the amount thereof prior to 2:00 p.m. (Boston time) on the day any portion of the Loan is advanced hereunder; provided, however, that the Agent is not authorized to make any such advance for the account of any Lender who has previously notified the Agent in writing that such Lender will not be performing its obligations to make further advances hereunder; and provided, further, that the Agent shall be under no obligation to make any such advance.

                  10.4.2. Letters of Credit. Each of the Lenders authorizes and requests each Letter of Credit Issuer to issue the Letters of Credit provided for in Section 2.3 and to grant each Lender a participation in each of such Letters of Credit in an amount equal to its Percentage Interest in the amount of each such Letter of Credit. Promptly upon the request of the Letter of Credit Issuer, each Lender shall reimburse the Letter of Credit Issuer in immediately available funds for such Lender's Percentage Interest in the amount of all obligations to third parties incurred by the Letter of Credit Issuer in respect of each Letter of Credit and each draft accepted under a Letter of Credit to the extent not reimbursed by the Company by 2:00 p.m. (Boston time) on the Banking Day when due. The Letter of Credit Issuer will notify each Lender of the issuance of any Letter of Credit, the amount and date of payment of any draft drawn or accepted under a Letter of Credit and whether in connection with the payment of any such draft the amount thereof was added to the Revolving Loan or was reimbursed by the Company.

                  10.4.3. Agent to Allocate Payments, etc. All payments of principal and interest in respect of the extensions of credit made pursuant to this Agreement, reimbursement of amounts paid by any Letter of Credit Issuer to third parties under Letters of Credit or drafts presented thereunder, commitment fees and Letter of Credit fees shall, as a matter of convenience, be made by the Company to the Agent in immediately available funds by 1:00 p.m. (Boston time) on any Banking Day. The share of each Lender shall be credited to such Lender by the Agent in immediately available funds by 3:00 p.m. (Boston time) on such Banking Day in such manner that the principal amount of the Credit Obligations to be paid shall be paid proportionately in accordance with the Lenders' respective Percentage Interests in such Credit Obligations, except as otherwise provided in this Agreement. Under no circumstances shall any Lender be required to produce or present its Notes as evidence of its interests in the Credit Obligations in any action or proceeding relating to the Credit Obligations.

                  10.4.4. Delinquent Lenders; Nonperforming Lenders. In the event that any Lender fails to reimburse the Agent pursuant to Sections
         10.4.1 or 10.4.2 for the Percentage Interest of such lender (a "Delinquent Lender") in any credit advanced by the Agent pursuant hereto, overdue amounts (the "Delinquent Payment") due from the Delinquent Lender to the Agent shall bear interest, payable by the Delinquent Lender on demand, at a per annum rate equal to (a) the Federal Funds Rate for the first three days overdue and (b) the sum of 2% plus the Federal Funds Rate for any longer period. Such interest shall be payable to the Agent for its own account for the period commencing on the date of the Delinquent Payment and ending on the date the Delinquent Lender reimburses the Agent on account of the Delinquent Payment (to the extent not paid by any Obligor as provided below) and the accrued interest thereon (the "Delinquency Period"), whether pursuant to the assignments referred to below or otherwise. Upon notice by the Agent during a Delinquency Period, the Company will pay to the Agent the principal (but not the interest) portion of the Delinquent Payment. During the Delinquency Period, in order to make reimbursements for the Delinquent Payment and accrued interest thereon, the Delinquent Lender shall be deemed to have assigned to the Agent all interest, commitment fees and other payments made by the Company under Section 3 that would have thereafter otherwise been payable under the Credit Documents to the Delinquent Lender. During any other period in which any Lender is not performing its obligations to extend credit under
         Section 2 (a "Nonperforming Lender"), the Nonperforming Lender shall be deemed to have assigned to each Lender that is not a Nonperforming Lender (a "Performing Lender") all principal and other payments made by the Company under Section 4 that would have thereafter otherwise been payable under the Credit Documents to the Nonperforming Lender. The Agent shall credit a portion of such payments to each Performing Lender in an amount equal to the Percentage Interest of such Performing Lender in an amount equal to the Percentage Interest of such Performing Lender divided by one minus the Percentage Interest of the Nonperforming Lender until the respective portions of the Loan owed to all the Lenders are the same as the Percentage Interests of the Lenders immediately prior to the failure of the Nonperforming Lender to perform its obligations hereunder. The foregoing provisions shall be in addition to any other remedies the Agent, the Performing Lenders or the Company may have under law or equity against the Delinquent Lender as a result of the Delinquent Payment or against the Nonperforming Lender as a result of its failure to perform its obligations hereunder.

         10.5. Sharing of Payments, etc. Each Lender agrees that (a) if by exercising any right of set-off or counterclaim or otherwise, it shall receive payment of (i) a proportion of the aggregate amount due with respect to its Percentage Interest in the Loan and Letter of Credit Exposure which is greater than (ii) the proportion received by any other Lender in respect of the aggregate amount due with respect to such other Lender's Percentage Interest in the Loan and Letter of Credit Exposure and (b) if such inequality shall continue for more than 10 days, the Lender receiving such proportionately greater payment shall purchase participations in the Percentage Interests in the Loan and Letter of Credit Exposure held by the other Lenders, and such other adjustments shall be made from time to time (including rescission of such purchases of participations in the event the unequal payment originally received is recovered from such Lender through bankruptcy proceedings or otherwise), as may be required so that all such payments of principal and interest with respect to the Loan and Letter of Credit Exposure held by the Lenders shall be shared by the Lenders pro rata in accordance with their respective Percentage Interests; provided, however, that this Section 10.5 shall not impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of Indebtedness of any Obligor other than such Obligor's Indebtedness with respect to the Loan and Letter of Credit Exposure. Each Lender that grants a participation in the Credit Obligations to a Credit Participant shall require as a condition to the granting of such participation that such Credit Participant agree to share payments received in respect of the Credit Obligations as provided in this Section 10.5. The provisions of this Section
10.5 are for the sole and exclusive benefit of the Lenders and no failure of any Lender to comply with the terms hereof shall be available to any Obligor as a defense to the payment of the Credit Obligations.

         10.6. Agent's Resignation. The Agent may resign at any time by giving at least 60 days' prior written notice of its intention to do so to each of the Lenders and the Company and upon the appointment by the Required Lenders of a successor Agent reasonably satisfactory to the Company. If no successor Agent shall have been so appointed and shall have accepted such appointment within 45 days after the retiring Agent's giving of such notice of resignation, then the retiring Agent may appoint a successor Agent which shall be a bank or a trust company organized under the laws of the United States of America or any state thereof and having a combined capital, surplus and undivided profit of at least $500,000,000 (so long as no Default exists) with the consent of the Company, which shall not be unreasonably withheld; provided, however, that any successor Agent appointed under this sentence may be removed upon the written request of the Required Lenders, which request shall also appoint a successor Agent (so long as no Default exists) reasonably satisfactory to the Company. Upon the appointment of a new Agent hereunder, the term "Agent" shall for all purposes of this Agreement thereafter mean such successor. After any retiring Agent's resignation hereunder as Agent, or the removal hereunder of any successor Agent, the provisions of this Agreement shall continue to inure to the benefit of and be binding upon such retiring or removed Agent as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         10.7. Concerning the Agent.

                  10.7.1. Action in Good Faith, etc. The Agent and its officers, directors, employees and agents shall be under no liability to any of the Lenders or to any future holder of any interest in the Credit Obligations for any action or failure to act taken or suffered in good faith, and any action or failure to act in accordance with an opinion of its counsel shall conclusively be deemed to be in good faith. The Agent shall, as between the Lenders, in all cases be entitled to rely, and shall be fully protected in relying, on instructions given to the Agent by the Required Lenders.

                  10.7.2. No Implied Duties, etc. The Agent shall have and may exercise such powers as are specifically delegated to the Agent under this Agreement or any other Credit Document together with all other powers incidental thereto. The Agent shall have no implied duties to any Lender or any obligation to take any action under this Agreement or any other Credit Document except for action specifically provided for in this Agreement or any other Credit Document to be taken by the Agent.

                  10.7.3. Validity, etc. The Agent shall not be responsible to any Lender or any future holder of any interest in the Credit Obligations (a) for the legality, validity, enforceability or effectiveness of this Agreement or any other Credit Document, (b) for any recitals, reports, representations, warranties or statements contained in or made in connection with this Agreement or any other Credit Document, (c) for the existence or value of any assets included in any security for the Credit Obligations, (d) for the effectiveness of any Lien purported to be included in the Credit Security, (e) for the specification or failure to specify any particular assets to be included in the Credit Security, or (f) unless the Agent shall have failed to comply with Section 10.7.1, for the perfection of the security interests in the Credit Security.

                  10.7.4. Compliance. The Agent shall not be obligated to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other Credit Document; and in connection with any extension of credit under this Agreement or any other Credit Document, the Agent shall be fully protected in relying on a certificate of any Borrower as to the fulfillment by such Borrower of any conditions to such extension of credit.

                  10.7.5. Employment of Agents and Counsel. The Agent may execute any of its duties as Agent under this Agreement or any other Credit Document by or through employees, agents and attorneys-in-fact and shall not be responsible to any of the Lenders for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent acting in good faith. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder or under any other Credit Document.

                  10.7.6. Reliance on Documents and Counsel. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any affidavit, certificate, cablegram, consent, instrument, letter, notice, order, document, statement, telecopy, telegram, telex or teletype message or writing reasonably believed in good faith by the Agent to be genuine and correct and to have been signed, sent or made by the Person in question, including any telephonic or oral statement made by such Person, and, as

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



         between the Agent and the other Lenders, with respect to legal matters, upon an opinion or the advice of counsel selected by the Agent.

                  10.7.7. Agent's Reimbursement. Each of the Lenders severally agrees to reimburse the Agent, pro rata in accordance with such Lender's Percentage Interest, for any reasonable expenses not reimbursed by the Borrowers or the Guarantors (without limiting or expanding the obligation of the Borrowers or the Guarantors to make such reimbursement): (a) for which the Agent is entitled to reimbursement by the Borrowers or the Guarantors under this Agreement or any other Credit Document, and (b) after the occurrence of a Default, for any other reasonable expenses incurred by the Agent on the Lenders' behalf in connection with the enforcement of the Lenders' rights under this Agreement or any other Credit Document; provided, however, that the Agent shall not be reimbursed for any such expenses arising as a result of its gross negligence or willful misconduct.

         10.8. Rights as a Lender. With respect to any credit extended by it hereunder, BankBoston shall have the same rights, obligations and powers hereunder as any other Lender and may exercise such rights and powers as though it were not the Agent, and unless the context otherwise specifies, BankBoston shall be treated in its individual capacity as though it were not the Agent hereunder. Without limiting the generality of the foregoing, the Percentage Interest of BankBoston shall be included in any computations of Percentage Interests. BankBoston and its Affiliates may accept deposits from, lend money to, act as trustee for and generally engage in any kind of banking or trust business with the Company, any of its Subsidiaries or any Affiliate of any of them and any Person who may do business with or own an equity interest in the Company, any of its Subsidiaries or any Affiliate of any of them, all as if BankBoston were not the Agent and without any duty to account therefor to the other Lenders.

         10.9. Independent Credit Decision. Each of the Lenders acknowledges that it has independently and without reliance upon the Agent, based on the financial statements and other documents referred to in Section 7.2, on the other representations and warranties contained herein and on such other information with respect to the Company and its Subsidiaries as such Lender deemed appropriate, made such Lender's own credit analysis and decision to enter into this Agreement and to make the extensions of credit provided for hereunder. Each Lender represents to the Agent that such Lender will continue to make its own independent credit and other decisions in taking or not taking action under this Agreement or any other Credit Document. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to such Lender, and no act by the Agent taken under this Agreement or any other Credit Document, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent. Except for notices, reports and other documents expressly required to be furnished to each Lender by the Agent under this Agreement or any other Credit Document, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition, financial or otherwise, or creditworthiness of the Company or any Subsidiary which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         10.10. Indemnification. The Lenders shall severally indemnify the Agent and its officers, directors, employees, agents, attorneys, accountants, consultants and controlling Persons (to the extent not reimbursed by the Obligors and without limiting or expanding the obligation of any of the Obligors to do so), pro rata in accordance with their respective Percentage Interests, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Agent or such Persons relating to or arising out of this Agreement, any other Credit Document, the transactions contemplated hereby or thereby, or any action taken or omitted by the Agent in connection with any of the foregoing; provided, however, that the foregoing shall not extend to actions or omissions which are taken by the Agent with gross negligence or willful misconduct.

11. Successors and Assigns; Lender Assignments and Participations. Any reference in this Agreement or any other Credit Document to any of the parties hereto shall be deemed to include the successors and assigns of such party, and all covenants and agreements by or on behalf of the Company, the other Obligors, the Agent or the Lenders that are contained in this Agreement or any other Credit Document shall bind and inure to the benefit of their respective successors and assigns; provided, however, that (a) the Company and its Subsidiaries may not assign their rights or obligations under this Agreement or any other Credit Document except for mergers or liquidations permitted by Section 6.11, and (b) the Lenders shall be not entitled to assign their respective Percentage Interests in the credits extended hereunder or their Commitments except as set forth below in this Section 11.

         11.1. Assignments by Lenders.

                  11.1.1. Assignees and Assignment Procedures. Each Lender may
         (a) without the consent of the Agent or the Borrowers if the proposed assignee is already a Lender hereunder, a Related Fund or a Wholly Owned Subsidiary of the same corporate parent of which the assigning Lender or any other Lender is a Subsidiary, or (b) otherwise with the consents of the Agent and (so long as no Event of Default exists) the Company (which consents will not be unreasonably withheld), in compliance with applicable laws in connection with such assignment, assign to one or more commercial banks, investment companies, other financial institutions or mutual funds in the business of making or purchasing loans similar to the Credit Obligations (each, an "Assignee") all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents, including all or a portion, which need not be pro rata between the Revolving Loan, the English Loan and the Letter of Credit Exposure, of its

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


         Commitment, the portion of the Revolving Loan, the English Loan and Letter of Credit Exposure at the time owing to it and any Note held by it, but excluding its rights and obligations as a Letter of Credit Issuer; provided, however, that:

                           (i) the aggregate amount of the Commitment of the
                  assigning Lender subject to each such assignment to any Assignee other than another Lender, a Related Fund or a Wholly Owned Subsidiary of the same corporate parent of which the assigning Lender or any other Lender is a Subsidiary (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall be not less than $3,500,000 and in increments of $500,000 (or, if less, the entire remaining amount of the assigning Lender's Commitment);

                           (ii) the parties to each such assignment shall
                  execute and deliver to the Agent an Assignment and Acceptance (the "Assignment and Acceptance") substantially in the form of
                  Exhibit 11.1.1, together with the Note subject to such assignment and, except in the event of a transfer pursuant to
                  Section 11.3, a processing and recordation fee of $3,000 payable to the Agent by the assigning Lender (or as the assigning Lender and the Assignee may otherwise agree between themselves); and

                           (iii) in the case of an assignment to which the
                  Borrowers have not provided consent, the Borrowers are not subject to any increase in its tax liability.

         Upon acceptance and recording pursuant to Section 11.1.4, from and after the effective date specified in each Assignment and Acceptance (which effective date shall be at least five Banking Days after the execution thereof unless waived by the Agent):

                  (A) the Assignee shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and

                  (B) the assigning Lender shall, to the extent provided in such assignment, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.3.4, 3.6 and 9, as well as to any fees accrued for its account hereunder and not yet paid).

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



                  11.1.2. Terms of Assignment and Acceptance. By executing and delivering an Assignment and Acceptance, the assigning Lender and Assignee shall be deemed to confirm to and agree with each other and the other parties hereto as follows:

                  (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto;

                  (b) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company and its Subsidiaries or the performance or observance by the Company or any of its Subsidiaries of any of its obligations under this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto;

                  (c) such Assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.2 or Section 6.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (d) such Assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as such Assignee shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

                  (e) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and

                  (f) such Assignee agrees that it will perform in accordance with the terms of this Agreement all the obligations which are required to be performed by it as a Lender.

                  11.1.3. Register. The Agent shall maintain at the Boston Office a register (the "Register") for the recordation of (a) the names and addresses of the Lenders and the Assignees which assume rights and obligations pursuant to an assignment under Section 11.1.1, (b) the Percentage Interest of each such Lender as set forth in Exhibit 10.1 and (c) the amount of the Loan and Letter of Credit Exposure owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of demonstrable error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is registered therein for all purposes as a party to this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  11.1.4. Acceptance of Assignment and Assumption. Upon its receipt of a completed Assignment and Acceptance executed by an assigning Lender and an Assignee (and any necessary consent of the Agent and the Borrowers) together with the processing and recordation fee referred to in Section 11.1.1 and, to the extent necessary, the Note being assigned, the Agent shall (a) accept such Assignment and Acceptance, (b) record the information contained therein in the Register and (c) give prompt notice thereof to the Borrowers. Within five Banking Days after receipt of notice, the Borrowers, at their own expense, shall execute and deliver to the Agent (in exchange for the surrendered Note if such Note must be surrendered or reissued as a result of such assignment) a new Note to the order of such Assignee in a principal amount equal to the applicable Commitment and Loan assumed by it pursuant to such Assignment and Acceptance. If the assigning Lender has retained a Commitment and Loan, its Note shall be deemed to be then outstanding in a principal amount equal to the applicable Commitment and Loan retained by it.

                  11.1.5. Federal Reserve Bank. Notwithstanding the foregoing provisions of this Section 11 (without the consent of or notice to the Agent or the Borrowers), any Lender may at any time pledge all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank or, in the case of any Lender that is a fund, to the trustee of such fund to support the fund's obligations to such trustee; provided, however, that no such pledge or assignment shall release such Lender from such Lender's obligations hereunder or under any other Credit Document.

                  11.1.6. Further Assurances. The Company and its Subsidiaries shall sign such documents and take such other actions from time to time reasonably requested by an Assignee to enable it to share in the benefits of the rights created by the Credit Documents.

         11.2. Credit Participants. Each Lender may, without the consent of the Borrowers or the Agent, in compliance with applicable laws in connection with such participation, sell to one or more commercial banks, other financial institutions or funds in the business of making or purchasing loans similar to the Credit Obligations (each a "Credit Participant") participations in all or a portion of its interests, rights and obligations under this Agreement and the other Credit Documents (including all or a portion of its Commitment, the Loan and Letter of Credit Exposure owing to it and the Note held by it); provided, however, that:

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


                  (a) such Lender's obligations under this Agreement shall remain unchanged;

                  (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

                  (c) the Credit Participant shall be entitled to the benefit of the cost protection provisions contained in Sections 3.3.4, 3.6 and 9 (without duplication of any payments made under such Sections to the selling Lender), but shall not be entitled to receive any greater payment thereunder than the selling Lender would have been entitled to receive with respect to the interest so sold if such interest had not been sold; and

                  (d) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and, under any agreements between such Lender and such Credit Participant, such Lender shall retain the sole right as one of the Lenders to vote (and to determine how to vote) with respect to the enforcement of the obligations of the Obligors relating to the Loan and Letter of Credit Exposure and the approval of any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications, consents or waivers described in clause (b) of the proviso to Section 15.1, with respect to which the Credit Participant may determine how to vote).

Each Obligor agrees, to the fullest extent permitted by applicable law, that any Credit Participant and any Lender purchasing a participation from another Lender pursuant to Section 10.5 may exercise all rights (including the right of set-off) with respect to its participation as fully as if such Credit Participant or such Lender were the direct creditor of the Obligors and a Lender hereunder in the amount of such participation so long as such participant provides written notice to the Company about its participation at the time of such participation.

         11.3. Replacement of Lender. In the event that any Lender or, to the extent applicable, any Credit Participant (the "Affected Lender"):

                  (a) fails to perform its obligations to fund any portion of the Loan or to issue any Letter of Credit on any Closing Date when required to do so by the terms of the Credit Documents, or fails to provide its portion of any Eurocurrency Pricing Option pursuant to
         Section 3.3.1 or on account of a Legal Requirement as contemplated by
         Section 3.3.5;

                  (b) demands payment under the provisions of Section 3.6 in an amount materially in excess of the amounts with respect thereto demanded by the other Lenders; or

                  (c) refuses to consent to a proposed amendment, modification, waiver or other action requiring consent of the holders of 100% of the Percentage Interests under Section 15.1 that is consented to by Lenders owning at least 90% of the Percentage Interests;

then, so long as no Event of Default exists, the Borrowers shall have the right to seek a replacement lender which is reasonably satisfactory to the Agent (the "Replacement Lender"). The Replacement Lender shall purchase the interests of the Affected Lender in the Loan and its Commitment and shall assume the obligations of the Affected Lender hereunder and under the other Credit Documents upon execution by the Replacement Lender of an Assignment and Acceptance and the tender by it to the Affected Lender of a purchase price agreed between it and the Affected Lender (or, if they are unable to agree, a purchase price in the amount of the Affected Lender's Percentage Interest in the Loan and Letter of Credit Exposure, or appropriate credit support for contingent amounts included therein, and all other outstanding Credit Obligations then owed to the Affected Lender). No assignment fee pursuant to Section 11.1.1(ii) shall be required in connection with such assignment. Such assignment by any Affected Lender who has performed its obligations hereunder shall be deemed an early termination of any Eurocurrency Pricing Option to the extent of such Affected Lender's portion thereof, and the Company will pay to such Affected Lender any resulting amounts due under Section 3.3.4. Upon consummation of such assignment, the Replacement Lender shall become party to this Agreement as a signatory hereto and shall have all the rights and obligations of the Affected Lender under this Agreement and the other Credit Documents with a Percentage Interest equal to the Percentage Interest of the Affected Lender, the Affected Lender shall be released from its obligations hereunder (but not from its accrued liabilities hereunder) and under the other Credit Documents, and no further consent or action by any party shall be required. Upon the consummation of such assignment, the Company, the Agent and the Affected Lender shall make appropriate arrangements so that a new Note is issued to the Replacement Lender if it has acquired a portion of the Loan. The Borrowers and the Guarantors shall sign such documents and take such other actions reasonably requested by the Replacement Lender to enable it to share in the benefits of the rights created by the Credit Documents. Until the consummation of an assignment in accordance with the foregoing provisions of this Section 11.3, the Borrowers shall continue to pay to the Affected Lender any Credit Obligations as they become due and payable.

12. Confidentiality. Each Lender will make no disclosure of confidential information furnished to it by the Company or any of its Subsidiaries or any other Obligor unless such information shall have become known to the public generally (other than as a result of a breach of this Section 12), except:

                  (a) in connection with the enforcement of this Agreement or any other Credit Document to Persons who have a reasonable need to be furnished such confidential information and who agree in writing to comply with the restrictions contained in this Section 12 with respect to such information;

                  (b) pursuant to any statutory or regulatory requirement or any mandatory court order, subpoena or other legal process, provided that the Lenders shall endeavor to provide prior notice to the Company of such required disclosure and the Company and its Subsidiaries shall have the right to file a protective order to prohibit such information from being disclosed;

                  (c) to any other Lender or any parent or corporate Affiliate of such Lender or to any Credit Participant, proposed Credit Participant or proposed Assignee; provided, however, that any such Person shall agree to comply with the restrictions set forth in this
         Section 12 with respect to such information;

                  (d) to its independent counsel, auditors and other professional advisors with an instruction to such Person to keep such information confidential; and

                  (e) with the prior written consent of the Company, to any other Person.

13. Foreign Lenders. If any Lender is not created or organized in, or under the laws of, the United States of America or any state thereof, such Lender shall deliver to the Borrowers and the Agent the forms described in one of the following two clauses:

                  (a) Two fully completed and duly executed United States Internal Revenue Service Form 1001 or 4224 or any successor form, as the case may be, certifying that such Lender is entitled to receive payments of the Credit Obligations payable to it without deduction or withholding of any United States federal income taxes; or

                  (b) A statement, executed by such Lender under penalty of perjury, certifying that such Lender is not a "bank" within the meaning of section 881(c)(3)(A) of the Code and two fully completed and duly executed United States Internal Revenue Service Forms W-8 or any successor form, certifying that such Lender is not a "United States person" within the meaning of section 7701(a)(30) of the Code.

Each Lender that delivers any form or statement pursuant to this Section 13 further undertakes to renew such forms and statements by delivering to the Borrowers and the Agent any updated form, successor form or other certification, as the case may be, on or before the date that any form or statement previously delivered pursuant to this Section 13 expires or becomes obsolete or after the occurrence of any event requiring a change in such most recent form or statement. If at any time the Borrowers and the Agent have not received all forms and statements (including any renewals thereof) required to be provided by any Lender pursuant to this Section 13, Section 3.6 shall not apply with respect to any amount of United States federal income taxes required to be withheld from payments of the Credit Obligations to such Lender.

14. Notices. Except as otherwise specified in this Agreement or any other Credit Document, any notice required to be given pursuant to this Agreement or any other Credit Document shall be given in writing. Any notice, consent, approval, demand or other communication in connection with this Agreement or any other Credit Document shall be deemed to be given if given in writing prior to 5:00 p.m. on a Banking Day (including telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telecopy by receipt of a confirmation) or (b) in the case of a letter, unless actual receipt of the notice is required by any Credit Document five days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

         If to the Company or any of its Subsidiaries, to it at its address set forth in Exhibit 7.1 (as supplemented pursuant to Sections 6.4.1 and 6.4.2), to the attention of the chief financial officer.

         If to any Lender or the Agent, to it at its address set forth on the signature pages of this Agreement or in the Register, with a copy to the Agent.

15.      Amendments, Consents, Waivers, etc.

         15.1. Lender Consents for Amendments. Except as otherwise set forth herein, the Agent may (and upon the written request of the Required Lenders the Agent shall) take or refrain from taking any action under this Agreement or any other Credit Document, including giving its written consent to any modification of or amendment to and waiving in writing compliance with any covenant or condition in this Agreement or any other Credit Document (other than an Interest Rate Protection Agreement) or any Default or Event of Default, all of which actions shall be binding upon all of the Lenders; provided, however, that:

                  (a) Except as provided below, without the written consent of the Lenders owning at least two-thirds of the Percentage Interests (disregarding the Percentage Interest of any Delinquent Lender during the existence of a Delinquency Period or of any Nonperforming Lender so long as such Lender is treated equally with the other Lenders with respect to any actions enumerated below), no written modification of, amendment to, consent with respect to, waiver of compliance with or waiver of a Default under, any of the Credit Documents (other than an Interest Rate Protection Agreement) shall be made.

                  (b) Without the written consent of such Lenders as own 100% of the Percentage Interests (disregarding the Percentage Interest of any Delinquent Lender during the existence of a Delinquency Period or of any Nonperforming Lender so long as such Lender is treated equally with the other Lenders with respect to any actions enumerated below):

                           (i) None of the conditions specified in Section 5
                  shall be amended, waived or modified.

                           (ii) No release of all or substantially all of the
                  Credit Security or release of the Company or any material Guarantor shall be made (in any event, without the written consent of the Lenders, the Agent may release particular items of Credit Security or particular Guarantors in dispositions permitted by Section 6.11, as modified by amendments thereto approved by the Required Lenders, and may release all Credit Security pursuant to Section 16.1 upon payment in full of the Credit Obligations and termination of the Commitments).

                           (iii) No incurrence or existence of any Lien on all
                  or substantially all of the Credit Security shall be permitted (other than Liens securing the Credit Obligations or Liens permitted by Section 7.8).

                           (iv) No alteration shall be made of the Lenders'
                  rights of set-off contained in Section 8.2.4.

                           (v) No amendment to or modification of this Section
                  15.1 or the definition of "Required Lenders" shall be made.

                           (vi) No reduction shall be made in (A) the amount of
                  principal of the Loan or reimbursement obligations for payments made under Letters of Credit, (B) the interest rate on the Loan or (C) the Letter of Credit Fees or commitment fees owing with respect to the credit facility provided herein (other than amendments and waivers approved by the Required Lenders that waive an increase in the Applicable Rate as a result of an Event of Default).

                           (vii) No change shall be made in the stated,
                  scheduled time of payment of any portion of the Loan or interest thereon or reimbursement of payments made under Letters of Credit or fees relating to any of the foregoing and no waiver shall be made of any Default under Section 8.1.1.

                           (viii) No increase shall be made in the amount, or
                  extension of the term, of the stated Commitments beyond that provided for under Section 2.

                  (c) Without the written consent of the Agent, no amendment or modification of any Credit Document shall affect the rights or duties of the Agent under the Credit Documents.

                 (d) Without the written consent of a Letter of Credit Issuer, no amendment or modification of any Credit Document shall affect the rights or duties of such Letter of Credit Issuer under the Credit Documents.

         15.2. Course of Dealing; No Implied Waivers. No course of dealing between any Lender or the Agent, on one hand, and the Company or any other Obligor, on the other hand, shall operate as a waiver of any party's rights under this Agreement or any other Credit Document or with respect to the Credit Obligations. In particular, no delay or omission on the part of any Lender or the Agent in exercising any right under this Agreement or any other Credit Document or with respect to the Credit Obligations shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver, consent or amendment with respect to this Agreement or any other Credit Document shall be binding unless it is in writing and signed by the Borrowers, the Agent or the Required Lenders.

16.      General Provisions.

         16.1. Defeasance. When all Credit Obligations (other than unmatured indemnities) have been paid, performed and reasonably determined by the Agent to have been indefeasibly discharged in full, and if at the time no Lender continues to be committed to extend any credit to the Company hereunder or under any other Credit Document, this Agreement and the other Credit Documents shall terminate and, at the Company's written request, the Credit Security shall revert to the Obligors and the right, title and interest of the Agent and the Lenders therein shall terminate. Thereupon, on the Obligors' demand and at their cost and expense, the Agent shall execute proper instruments, acknowledging satisfaction of and discharging this Agreement and the other Credit Documents, and file such other documents as the Obligors shall reasonably request for purposes of terminating the Credit Obligations, and shall redeliver to the Obligors any Credit Security then in its possession; provided, however, that Sections 3.3.4, 3.6, 9, 10.7.7, 10.10, 12 and 16 shall survive the termination of this Agreement.

         16.2. No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement and the other Credit Documents with counsel sophisticated in financing transactions. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the other Credit Documents shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the other Credit Documents.

         16.3. Certain Obligor Acknowledgments. Each of the Company and the other Obligors acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;

                  (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Obligors arising out of or in connection with this Agreement or any other Credit Document, and the relationship between the Agent and Lenders, on one hand, and the Obligors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby or thereby among the Obligors and the Lenders.

         16.4. Venue; Service of Process; Certain Waivers. Each of the Company, the other Obligors, the Agent and the Lenders:

                  (a) Irrevocably submits to the nonexclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other Credit Document or the subject matter hereof or thereof;

                  (b) Waives to the extent not prohibited by applicable law that cannot be waived, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement or any other Credit Document, or the subject matter hereof or thereof, may not be enforced in or by such court; and

                  (c) Consents to service of process in any such proceeding in any manner at the time permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 14 is reasonably calculated to give actual notice.

         16.5. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE COMPANY, THE OTHER OBLIGORS, THE AGENT AND THE LENDERS WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR

ANY OTHER CREDIT DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY CREDIT OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE LENDERS, THE AGENT, THE COMPANY OR ANY OTHER OBLIGOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. Each of the Company and the other Obligors acknowledges that it has informed by the Agent that the foregoing sentence constitutes a material inducement upon which each of the Lenders has relied and will rely in entering into this Agreement and any other Credit Document. Any Lender, the Agent, the Company or any other Obligor may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the Company, the other Obligors, the Agent and the Lenders to the waiver of their rights to trial by jury.

         16.6. Interpretation; Governing Law; etc. Time is (and shall be) of the essence in this Agreement and the other Credit Documents. All covenants, agreements, representations and warranties made in this Agreement or any other Credit Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Lender, notwithstanding any investigation made by any Lender on its behalf, and shall survive the execution and delivery to the Lenders hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings and agreements, whether written or oral. This Agreement may be executed in any number of counterparts which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.


                 [THE REST OF THIS PAGE IS INTENTIONALLY BLANK.]

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                    THE MARQUEE GROUP, INC.


                                    By /s/ Jan R. Chason
                                        --------------------------------------
                                        Name:  Jan R. Chason
                                        Title: Chief Financial Officer


                                    ATHLETES AND ARTISTS, INC.
                                    SPORTS MARKETING AND TELEVISION
                                     INTERNATIONAL, INC.
                                    QBQ ENTERTAINMENT, INC.
                                    PROSERV, INC.
                                    PROSERV UK, INC.
                                    MARQUEE RECORDS, INC.


                                    By Jan R. Chason
                                       ---------------------------------------
                                       As Chief Financial Officer of each of
                                       the foregoing corporations


                                    BANKBOSTON, N.A.,
                                    as Agent and as a Lender


                                    By /s/ Daniel M. Kortick
                                       ----------------------------------------
                                       Name:  Daniel M. Kortick
                                       Title: Director

                                    BANKBOSTON, N.A.
                                      Media and Communications Division
                                      100 Federal Street
                                      Boston, Massachusetts 02110
                                      Telecopy: (617) 434-3401
                                      Telex: 940581





                                                          CREDIT AGREEMENT